As filed with the Securities and Exchange Commission on March 25, 2015

File Nos. 811-09607

333-88517

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]
Pre-Effective Amendment No.		[ ]

Post-Effective Amendment No.	32	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No.	34	[X]

(Check appropriate box or boxes)

FAIRHOLME FUNDS, INC.

(Exact name of Registrant as Specified in Charter)

4400 BISCAYNE BLVD

MIAMI, FL 33137

(Address of Principal Executive Office)

305-358-3000

(Registrant’s Telephone Number, including Area Code)

MR. BRUCE R. BERKOWITZ

FAIRHOLME CAPITAL MANAGEMENT, L.L.C.

4400 BISCAYNE BLVD

MIAMI, FL 33137

(Name and address of agent for Service)

Copies of Communications to:

Mr. Paul M. Miller

Seward & Kissel LLP

901 K Street, N.W.

Suite 800

Washington, D.C. 20001

It is proposed that this filing will become effective (check appropriate box)

[ ]	Immediately upon filing pursuant to Rule 485(b).
X	on March 27, 2015 pursuant to Rule 485(b).
[ ]	on (date) pursuant to Rule 485(a)(1).
[ ]	60 days after filing pursuant to Rule 485 (a)(1).
[ ]	75 days after filing pursuant to Rule 485 (a)(2).
[ ]	on (date) pursuant to Rule 485(a)(2).

If appropriate, check the following box:

[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933, as amended, pursuant to Rule 24f-2 promulgated under the Investment Company Act of 1940, as amended. Therefore, no registration fee is due with this filing.

FAIRHOLME FUNDS

No-load, non-diversified funds

THE FAIRHOLME FUND (FAIRX)

Seeking long-term growth of capital

THE FAIRHOLME FOCUSED INCOME FUND (FOCIX)

Seeking current income

THE FAIRHOLME ALLOCATION FUND (FAAFX)

Seeking long-term total return

PROSPECTUS

March 27, 2015

Managed by

FAIRHOLME CAPITAL MANAGEMENT

The Securities and Exchange Commission has not approved or

disapproved these securities or passed on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

“(E)ven the intelligent investor is likely to need considerable willpower to keep from following the crowd.”

– Benjamin Graham

FOR MORE INFORMATION	Back Cover

THE FAIRHOLME FUND

(“The Fairholme Fund”)

Investment Objective

The Fairholme Fund’s investment objective is long-term growth of capital.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Fairholme Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None
Redemption Fee Paid to The Fairholme Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Fairholme Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.06%

Total Annual Fund Operating Expenses	1.06%

For more information about the management fee, see the Investment Management section of the Prospectus. “Other Expenses” include acquired fund fees and expenses, which are incurred indirectly by The Fairholme Fund as a result of The Fairholme Fund’s investing in securities issued by one or more investment companies.

Example

This Example is intended to help you compare the cost of investing in The Fairholme Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Fairholme Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Fairholme Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$108	$337	$585	$1,294

Portfolio Turnover

The Fairholme Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Fairholme Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Fairholme Fund’s performance. During the most recent fiscal year, The Fairholme Fund’s portfolio turnover rate was 1.62% of the average value of its portfolio.

Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Fairholme Fund, attempts, under normal circumstances, to achieve The Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of The Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, asset classes and market sectors.

3

The equity securities in which The Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, depository receipts, rights and warrants to subscribe for the purchase of equity securities, and interests in real estate investment trusts (“REITs”).

The fixed-income securities in which The Fairholme Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, bank debt (including bank loans and participations), U.S. government and agency debt securities (including U.S. Treasury bills), short-term debt obligations of foreign governments and foreign money market instruments.

The Fairholme Fund may also invest in “special situations,” which are situations when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole.

The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owner/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

Although The Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, The Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents.

The Fairholme Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Fairholme Fund

General Risks. All investments are subject to inherent risks, and an investment in The Fairholme Fund is no exception. Accordingly, you may lose money by investing in The Fairholme Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Fairholme Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Equity Risk. The Fairholme Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Fairholme Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Fairholme Fund’s net asset value (“NAV”). To the extent that The Fairholme Fund invests its assets in the securities of fewer issuers, The Fairholme Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Fairholme Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Fairholme Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

Special Situation Risk. Investments in special situations may involve greater risks when compared to The Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may fail or not be completed on the terms originally contemplated, and expected developments may not occur in a timely manner, or at all.

Interest Rate Risk. The Fairholme Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of The Fairholme Fund’s investments, thereby causing the value of such investments, and The Fairholme Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

4

Credit Risk. The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Fairholme Fund. The Manager does not rely solely on third party credit ratings to select The Fairholme Fund’s portfolio securities.

Liquidity Risk. The Fairholme Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Fairholme Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Fairholme Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in The Fairholme Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

An investment in The Fairholme Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Fairholme Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Fairholme Fund’s SAI.

Past Performance

The bar chart and table set out below show The Fairholme Fund’s historical performance and provide some indication of the risks of investing in The Fairholme Fund by showing changes in The Fairholme Fund’s performance from year to year and by showing how The Fairholme Fund’s average annual total returns for 1-, 5-, and 10-year periods and since inception compare to the performance of the S&P 500 Index. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Fairholme Fund’s past performance (before and after taxes) may not be an indication of how The Fairholme Fund will perform in the future. Updated performance information for The Fairholme Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns for The Fairholme Fund for the Last 10 Calendar Years

Best Quarter – 2nd Qtr 2009: +32.74%	Worst Quarter – 3rd Qtr 2011: -25.47%

5

Average Annual Total Returns for The Fairholme Fund (for the periods ended December 31, 2014)

Portfolio Returns	1 Year	5 Years	10 Years	Since Inception (12/29/1999)
Return Before Taxes	-2.72%	8.71%	8.27%	11.83%
Return After Taxes on Distributions	-4.58%	7.51%	7.46%	11.16%
Return After Taxes on Distributions and Sale of The Fairholme Fund Shares	0.01%	6.87%	6.71%	10.12%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%	4.27%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold The Fairholme Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Fairholme Fund shares for the 1-year period is higher than the average annual total return before taxes and the average annual total return after taxes on distributions for the 1-year period because of realized losses that would have been sustained upon the sale of The Fairholme Fund shares immediately after such 1-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Fairholme Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Fairholme Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Fairholme Fund’s lead portfolio manager since The Fairholme Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Fairholme Fund’s portfolio.

Purchase and Sale of The Fairholme Fund Shares

Purchases of shares of The Fairholme Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$10,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$1,000
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum ($100 per month minimum for The Fairholme Fund shareholders who became AIP members prior to September 1, 2008)

Shareholders eligible to purchase shares of The Fairholme Fund may do so through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at 1-866-202-2263; or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Fairholme Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Fairholme Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Fairholme Fund through their financial intermediaries or by contacting The Fairholme Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

6

Tax Information for The Fairholme Fund

The Fairholme Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Fairholme Fund through a broker-dealer or other financial intermediary (such as a bank), The Fairholme Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Fairholme Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

7

THE FAIRHOLME FOCUSED INCOME FUND

(“The Income Fund”)

Investment Objective

The Income Fund seeks current income.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Income Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Income Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.01%

Total Annual Fund Operating Expenses	1.01%

For more information about the management fee, see the Investment Management section of the Prospectus. “Other Expenses” include acquired fund fees and expenses, which are incurred indirectly by The Income Fund as a result of investing in securities of one or more investment companies. Please note that the Total Annual Fund Operating Expenses in the table above may not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.

Example

This Example is intended to help you compare the cost of investing in The Income Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Income Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Income Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Income Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Income Fund’s performance. During the most recent fiscal year, The Income Fund’s portfolio turnover rate was 38.86% of the average value of its portfolio.

Principal Investment Strategies

Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Income Fund, attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock, and interests in real estate investment

8

trusts (“REITs”). The Income Fund’s portfolio securities may be rated by one or more nationally recognized statistical rating organizations (“NRSROs”), such as Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Ratings Services (“S&P”), or may be unrated. The Manager may invest in securities for The Income Fund without regard to maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents.

The Income Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Income Fund

General Risks. All investments are subject to inherent risks, and an investment in The Income Fund is no exception. Accordingly, you may lose money by investing in The Income Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Income Fund’s investments will fluctuate as markets fluctuate and could decline over short-or long-term periods.

Focused Portfolio and Non-Diversification Risks. The Income Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s securities may have a more significant effect, either negative or positive, on the net asset value (“NAV”) of The Income Fund. To the extent that The Income Fund invests its assets in the securities of fewer issuers, The Income Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Income Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Income Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed by the Manager to be of similar quality (“high yield securities”) may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.

Interest Rate Risk. The Income Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of The Income Fund’s investments, thereby causing the value of such investments, and The Income Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Liquidity Risk. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in The Income Fund.

Equity Risk. The Income Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Income Fund’s equity securities

9

may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

An investment in The Income Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Income Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Income Fund’s SAI.

Past Performance

The bar chart and table set out below show The Income Fund’s historical performance, and provide some indication of the risks of investing in The Income Fund by showing changes in The Income Fund’s performance from year to year and by showing how The Income Fund’s average annual total returns for the 1- and 5-year periods and since inception compare to the performance of the Barclays Capital U.S. Aggregate Bond Index. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market-weighted index comprised of investment grade (rated Baa3/BBB-/BBB- or higher) taxable bonds, mortgage-backed securities, asset-backed securities, corporate securities, government-related securities, including U.S. Treasury and government agency issues, with at least one year to maturity. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Income Fund’s past performance (before and after taxes) may not be an indication of how The Income Fund will perform in the future. Updated performance information for The Income Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns of The Income Fund for the Last 5 Calendar Years

Best Quarter – 2nd Qtr 2013: +15.79%	Worst Quarter – 3rd Qtr 2011: -9.41%

Average Annual Total Returns for The Income Fund (for the periods ended December 31, 2014)

Portfolio Returns	1 Year	5 Year	Since Inception (12/31/2009)
Return Before Taxes	-3.39%	7.81%	7.81%
Return After Taxes on Distributions	-4.54%	5.48%	5.48%
Return After Taxes on Distributions and Sale of The Income Fund Shares	-1.55%	5.34%	5.34%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	4.45%	4.45%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold shares of The Income Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Income Fund shares for the 1-year period is higher than the average annual total return before taxes and the average annual total return after taxes on distributions for the 1-year period because of realized losses that would have been sustained upon the sale of The Income Fund shares immediately after

10

such 1-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Income Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Income Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Income Fund’s lead portfolio manager since The Income Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Income Fund’s portfolio.

Purchase and Sale of The Income Fund Shares

Purchases of shares of The Income Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$25,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$2,500 for Regular Accounts	$1,000 for IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

Shareholders eligible to purchase shares of The Income Fund may do so through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; or (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

The Income Fund reserves the right to limit the sale of shares to new investors and existing shareholders at any time. The Income Fund may reject any order to purchase shares, and may withdraw the offering of shares at any time to any or all investors.

Shareholders may redeem shares of The Income Fund through their financial intermediaries or by contacting The Income Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Income Fund

The Income Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of The Income Fund through a broker-dealer or other financial intermediary (such as a bank), The Income Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Income Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

11

THE FAIRHOLME ALLOCATION FUND

(“The Allocation Fund”)

Investment Objective

The Allocation Fund seeks long-term total return.

Fees and Expenses of the Fund

The following table describes the fees and expenses you may pay if you buy and hold shares of The Allocation Fund.

SHAREHOLDER FEES
(Fees Paid Directly From Your Investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of amount redeemed)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of amount reinvested)	None
Redemption Fee Paid to the Fund (as a percentage of amount redeemed within 60 days of purchase, if applicable)	2.00%

ANNUAL FUND OPERATING EXPENSES
(Expenses That You Pay Each Year As A Percentage Of The Value Of Your Investment In The Allocation Fund)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.01%

Total Annual Fund Operating Expenses	1.01%

For more information about the management fee, see the Investment Management section of the Prospectus. “Other Expenses” include acquired fund fees and expenses, which are incurred indirectly by The Allocation Fund as a result of investing in securities of one or more investment companies. Please note that the Total Annual Fund Operating Expenses in the table above may not correlate to the Ratio of Expenses to Average Net Assets found within the “Financial Highlights” section of this Prospectus.

Example

This Example is intended to help you compare the cost of investing in The Allocation Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in The Allocation Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that The Allocation Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$103	$322	$558	$1,236

Portfolio Turnover

The Allocation Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when The Allocation Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect The Allocation Fund’s performance. During the most recent fiscal year, The Allocation Fund’s portfolio turnover rate was 33.15% of the average value of its portfolio.

Principal Investment Strategies

The Allocation Fund seeks long-term total return from capital appreciation and income. Fairholme Capital Management, L.L.C. (the “Manager”), the investment adviser to The Allocation Fund, attempts, under normal circumstances, to achieve The Allocation Fund’s investment objective by investing opportunistically in a focused portfolio of investments in the equity,

12

fixed-income and cash and cash-equivalent asset classes. The proportion of The Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of investments.

The Allocation Fund may invest in any, all or none of the targeted asset classes at any given time. There is no limitation on the amount of The Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments.

In addition, The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security. The Allocation Fund may invest, for example, without limit in lower-rated securities (or “junk bonds”), which are those securities rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by Standard & Poor’s Ratings Services (“S&P”) or that have comparable ratings from other nationally recognized statistical rating organizations (“NRSROs”) or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager.

The Allocation Fund may also use other investment strategies and invest its assets in other types of investments, which are described in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s Statement of Additional Information (“SAI”).

Principal Risks of Investing in The Allocation Fund

General Risks. All investments are subject to inherent risks, and an investment in The Allocation Fund is no exception. Accordingly, you may lose money by investing in The Allocation Fund. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Allocation Fund’s investments will fluctuate as markets fluctuate and could decline over short-or long-term periods.

Allocation Risk. The allocation of investments among the different asset classes, such as equity or fixed-income asset classes, may have a more significant effect on The Allocation Fund’s NAV when one of these classes is performing more poorly than others.

Equity Risk. The Allocation Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Allocation Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in securities of a greater number of issuers because changes in the value of a single issuer’s security may have a more significant effect, either negative or positive, on The Allocation Fund’s net asset value (“NAV”). To the extent that The Allocation Fund invests its assets in the securities of fewer issuers, The Allocation Fund will be subject to greater risk of loss if any of those securities decreases in value or becomes impaired. To the extent that The Allocation Fund’s investments are focused in a particular issuer, region, country, market, industry, asset class or other category, The Allocation Fund may be susceptible to loss due to adverse occurrences affecting that issuer, region, country, market, industry, asset class or other category.

Interest Rate Risk. The Allocation Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change. The Board of Governors of the Federal Reserve System (the “Federal Reserve”) has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of The Allocation Fund’s investments, thereby causing the value of such investments, and The Allocation Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Credit Risk. The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for

13

the security. Changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Allocation Fund. The Manager does not rely solely on third party credit ratings to select The Allocation Fund’s portfolio securities.

Small- to Medium-Capitalization Risk. Investments in small- and mid-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small- to mid-cap companies may have additional risks because, among other things, these companies have limited product lines, markets or financial resources.

Prepayment Risk. The Allocation Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Allocation Fund’s assets can decline as can the value of The Allocation Fund’s distributions. This risk increases as The Allocation Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing The Allocation Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in The Allocation Fund.

An investment in The Allocation Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Further discussion about other risks of investing in The Allocation Fund may be found in the section in this Prospectus entitled “Additional Information about the Funds’ Investments and Risks,” and in The Allocation Fund’s SAI.

Past Performance

The bar chart and table set out below show The Allocation Fund’s historical performance, and provide some indication of the risks of investing in The Allocation Fund by showing changes in The Allocation Fund’s performance from year to year and by showing how The Allocation Fund’s average annual total returns for the 1- and 3-year periods and since inception compare to the performance of the Barclays Capital U.S. Aggregate Bond Index and the S&P 500 Index. The Barclays Capital U.S. Aggregate Bond Index is an unmanaged market-weighted index comprised of investment grade (rated Baa3/BBB-/BBB- or higher) taxable bonds, mortgage-backed securities, asset-backed securities, corporate securities, government-related securities, including U.S. Treasury and government agency issues, with at least one year to maturity. The S&P 500 Index is a widely recognized, unmanaged index of 500 of the largest companies in the United States as measured by market capitalization. The S&P 500 Index assumes reinvestment of all dividends and distributions. Because indices cannot be invested in directly, these index returns do not reflect a deduction for fees, expenses or taxes. The Allocation Fund’s past performance (before and after taxes) may not be an indication of how The Allocation Fund will perform in the future. Updated performance information for The Allocation Fund may be obtained by visiting www.fairholmefunds.com or by calling 1-866-202-2263.

Annual Returns for The Allocation Fund for the Last 4 Calendar Years

Best Quarter – 1st Qtr 2012: +18.37%	Worst Quarter – 3rd Qtr 2011: -18.96%

14

Average Annual Total Returns for The Allocation Fund (for the period ended December 31, 2014)

Portfolio Returns	1 Year	3 Year	Since Inception (12/31/10)
Return Before Taxes	-9.03%	13.19%	5.67%
Return After Taxes on Distributions	-11.02%	12.32%	5.07%
Return After Taxes on Distributions and Sale of The Allocation Fund Shares	-3.47%	10.34%	4.41%
Barclays Capital U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.97%	2.66%	3.93%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	13.69%	20.41%	15.54%

The theoretical “after-tax” returns shown in the table are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Your actual “after-tax” returns depend on your personal tax situation and may differ from the returns shown above. Also, “after-tax” return information is not relevant to shareholders who hold The Allocation Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). The “after-tax” returns shown in the table reflect past tax effects and are not predictive of future tax effects.

The average annual total return after taxes on distributions and sale of The Allocation Fund shares for the 1-year period is higher than the average annual total return before taxes and the average annual total return after taxes on distributions for the 1-year period because of realized losses that would have been sustained upon the sale of The Allocation Fund shares immediately after such 1-year period. In addition to the assumptions in the preceding paragraph, the calculation for the average annual total return after taxes on distributions and sale of The Allocation Fund shares assumes that an investor would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisors regarding their personal tax situations.

Investment Adviser

Fairholme Capital Management, L.L.C., the Manager, provides investment advisory services to The Allocation Fund.

Portfolio Manager

Bruce R. Berkowitz, Chief Investment Officer of the Manager, and the President and a Director of Fairholme Funds, Inc. (the “Company”), has been The Allocation Fund’s lead portfolio manager since The Allocation Fund’s inception. Mr. Berkowitz is responsible for the day-to-day management of The Allocation Fund’s portfolio.

Purchase and Sale of The Allocation Fund Shares

Since the close of business on February 28, 2013 (the “Closing Date”), the sale of shares of The Allocation Fund has been suspended to new investors, subject to certain exceptions as described below. Subject to the right of The Allocation Fund to reject any order to purchase shares or to withdraw the offering of shares at any time, shares remain available for purchase to existing shareholders of The Allocation Fund.

The following categories of new investors may continue to purchase shares of The Allocation Fund: (i) clients of financial advisors and financial consultants that have clients invested in The Allocation Fund as of the Closing Date; (ii) clients of financial advisors and intermediaries that have approved the inclusion of The Allocation Fund as an investment option in their asset allocation programs or discretionary investment programs, including wrap, model or other managed account programs, as of the Closing Date; and (iii) participants in group retirement plans that include The Allocation Fund as an investment option as of the Closing Date, and IRA transfers and rollovers from such plans. In addition, Directors of the Company, clients and employees of the Manager and their respective immediate family members may open new accounts and add shares of The Allocation Fund to such accounts.

The Allocation Fund reserves the right to limit the foregoing exceptions and make additional exceptions to the suspension of the sale of shares to new investors.

15

Shareholders eligible to purchase shares of The Allocation Fund are subject to the following minimum investment amounts (which may be waived by the Manager in its discretion):

Minimum Investment To Open Account	$25,000
Minimum Subsequent Investment (Non-Automatic Investment Plan Members)	$2,500 for Regular Accounts	$1,000 for IRAs
Minimum Subsequent Investment (Automatic Investment Plan Members)	$250 per month minimum

Shareholders eligible to purchase shares of The Allocation Fund may do so through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Shareholders may redeem shares of The Allocation Fund through their financial intermediaries or by contacting The Allocation Fund: (i) by telephone at 1-866-202-2263; (ii) by mail addressed to c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, RI 02940-9692; or (iii) by overnight delivery addressed to c/o BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722.

Tax Information for The Allocation Fund

The Allocation Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Allocation Fund shares through a broker-dealer or other financial intermediary (such as a bank), The Allocation Fund and its related companies may pay the intermediary for certain administrative and shareholder servicing functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend The Allocation Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

16

ADDITIONAL INFORMATION

ABOUT THE FUNDS’ INVESTMENTS AND RISKS

This section of the Prospectus provides additional information about the investment practices and related risks of The Fairholme Fund, The Income Fund, and The Allocation Fund (each a “Fund” and together, the “Funds”).

THE FAIRHOLME FUND

Investment Objective and Investment Strategies

The Fairholme Fund’s investment objective is long-term growth of capital. The Fairholme Fund’s investment objective is fundamental and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (“1940 Act”).

The Manager attempts, under normal circumstances, to achieve The Fairholme Fund’s investment objective by investing in a focused portfolio of equity and fixed-income securities. The proportion of The Fairholme Fund’s assets invested in each type of asset class will vary from time to time based upon the Manager’s assessment of general market and economic conditions. The Fairholme Fund may invest in, and may shift frequently among, the asset classes and market sectors.

The equity securities in which The Fairholme Fund may invest include common and preferred stock (including convertible preferred stock), partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities, and depository receipts. The Fairholme Fund may invest in equity securities without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of such issuers.

The fixed-income securities in which The Fairholme Fund may invest include U.S. corporate debt securities, non-U.S. corporate debt securities, bank debt (including bank loans and participations), U.S. government and agency debt securities (including U.S. Treasury bills), short-term debt obligations of foreign governments, and foreign money market instruments. Except for its investments in short-term debt obligations of foreign governments, The Fairholme Fund may invest in fixed-income securities regardless of the maturity or the rating of the issuer of the security. The Fairholme Fund’s investments in short-term debt obligations of foreign governments will generally have a maturity of six months or less and a credit rating of “A” or better by S&P or a similar rating by another NRSRO.

The Manager uses fundamental analysis to identify certain attractive characteristics of companies. Such characteristics may include: high free cash flow yields in relation to market values and risk-free rates; sensible capital allocation policies; strong competitive positions; solid balance sheets; stress-tested owners/managers; participation in stressed industries having reasonable prospects for recovery; potential for long-term growth; significant tangible assets in relation to enterprise values; high returns on invested equity and capital; and the production of essential services and products. The Manager defines free cash flow as the cash a company would generate annually from operations after all cash outlays necessary to maintain the business in its current condition.

The Fairholme Fund also may invest in “special situations” to achieve its objective. A special situation arises when the securities of a company are expected to appreciate within a reasonable time due to company-specific developments rather than general business conditions or movements of the market as a whole. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, management changes, and technological developments. Investments in special situations may include equity securities or fixed-income securities, such as corporate debt, which may be in a distressed position as a result of economic or company specific developments. “Special situation” investments may include high yield fixed-income securities (or “junk bonds”) (i.e., securities that are rated below investment grade by S&P or by another NRSRO or similar unrated securities).

Subject to applicable legal restrictions, The Fairholme Fund may invest in securities of an issuer for the purpose of affecting the management or control of the issuer, although it is not the intention of The Fairholme Fund or the Manager to unilaterally control any issuer. The Fairholme Fund may obtain a controlling or other substantial position in a public or private company.

Although The Fairholme Fund normally holds a focused portfolio of equity and fixed-income securities, The Fairholme Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Fairholme Fund believes that a certain amount of liquidity in The Fairholme Fund’s portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions or when The Fairholme Fund is unable to find sufficient investments meeting its criteria, cash and cash reserves may comprise a significant percentage of The Fairholme Fund’s total assets. When The Fairholme Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

17

The Fairholme Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Risks of Investing in The Fairholme Fund

General Risks. All investments are subject to inherent risks, and investments in The Fairholme Fund are no exception. Accordingly, you may lose money by investing in The Fairholme Fund. When you sell your shares, they may be worth less than what you paid for them because the value of The Fairholme Fund’s investments will fluctuate, reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Fairholme Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Equity Risk. The Fairholme Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Fairholme Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Fairholme Fund attempts to invest in a limited number of securities. Accordingly, The Fairholme Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Fairholme Fund’s NAV. To the extent that The Fairholme Fund invests its assets in fewer securities, The Fairholme Fund is subject to greater risk of loss if any of those securities becomes impaired.

The Fairholme Fund is considered to be “non-diversified” under the 1940 Act, which means that The Fairholme Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Fairholme Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Fairholme Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Fairholme Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Special Situation Risk. Investments in special situations may involve greater risks when compared to The Fairholme Fund’s other strategies due to a variety of factors. Mergers, reorganizations, liquidations or recapitalizations may not be completed on the terms originally contemplated, or may fail. Expected developments may not occur in a timely manner, or at all. Transactions may take longer than originally anticipated, resulting in lower annualized returns than contemplated at the time of investment. Furthermore, failure to anticipate changes in the circumstances affecting these types of investments may result in permanent loss of capital, where The Fairholme Fund may be unable to recoup some or all of its investment or expenses in connection with the investment.

Derivatives Risk. Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Asset Allocation Risk. The Fairholme Fund’s investments are subject to the risk that the allocation of investments in equity and fixed-income securities may have a more significant effect on The Fairholme Fund’s NAV when one of these asset classes is performing more poorly than the other.

Interest Rate Risk. The Fairholme Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change. The Federal Reserve has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of The Fairholme Fund’s investments, thereby causing the value of such investments, and The Fairholme Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Credit Risk. The Fairholme Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political

18

or economic actions or factors may have an adverse effect on the investments of The Fairholme Fund. The Manager does not rely solely on third party credit ratings to select The Fairholme Fund’s portfolio securities.

Liquidity Risk. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in The Fairholme Fund.

Prepayment Risk. The Fairholme Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Fairholme Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Fairholme Fund’s assets can decline as can the value of The Fairholme Fund’s distributions. This risk increases as a fund invests a greater portion of its assets in fixed-income securities with longer maturities.

Foreign Securities Risk. Investments in foreign securities may be subject to greater political, economic, environmental, credit and information risks. The Fairholme Fund’s investments in foreign securities are subject to foreign currency fluctuations. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Currency Risk. The Fairholme Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Fairholme Fund’s investments in foreign securities.

REITs Risk. The Fairholme Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Convertible Security Risk. Securities that may be converted into other securities may be subject to the market risks of equity securities, the risks of debt securities, and other risks. The market value of securities tends to decline as interest rates increase. Their value also tends to change whenever the market values of underlying securities fluctuate.

Bank Debt Risk. The Fairholme Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Fairholme Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk, and other risks, including the risk that any loan collateral may become impaired or that The Fairholme Fund may obtain less than the full value for the loan interests when sold.

Small- to Medium-Capitalization Risk. The Fairholme Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

19

Control and Substantial Positions Risk. To the extent it invests in the securities of a company for the purpose of affecting the management or control of the company or obtains a controlling or other substantial position in a company, The Fairholme Fund is subject to risks other than a possible decline in the value of the investment. These risks include the risk that The Fairholme Fund may be subject to additional legal and regulatory requirements as a result of the investment, including requirements limiting further investment or restricting The Fairholme Fund’s ability to dispose of or hedge the investment. The Fairholme Fund may incur significant, additional expenses in connection with the investment, and there is no guarantee that the expenses will be recouped. The Fairholme Fund may be exposed to various legal claims by governmental entities, or by a portfolio company, the portfolio company’s security holders and its creditors, as a result of the investment. These claims include claims that The Fairholme Fund, as a control person or significant shareholder of the company, is liable for violations by the company of securities or other laws or has a fiduciary responsibility to other shareholders in connection with The Fairholme Fund’s voting or investment decisions with respect to its holdings of the company’s shares.

Political, Economic and Regulatory Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on The Fairholme Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. For example, the U.S. Government is in the process of adopting and implementing regulations governing derivatives, including regulations requiring clearing of certain derivatives and new margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. These and other regulatory developments, including future developments, may also impact The Fairholme Fund’s ability to invest or remain invested in certain derivatives and other securities. Legislation or regulation may also change the way in which The Fairholme Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Fairholme Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Fairholme Fund’s ability to achieve its investment objective.

Further discussion about other risks of investing in The Fairholme Fund may be found in the SAI.

THE INCOME FUND

Investment Objective and Investment Strategies

The Income Fund seeks current income. The Income Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The Manager attempts, under normal circumstances, to achieve The Income Fund’s investment objective by investing in a focused portfolio of cash distributing securities. To maintain maximum flexibility, the securities in which The Income Fund may invest include corporate bonds and other corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds and other convertible securities, and equity securities, including preferred and common stock and interests in REITs. The Income Fund’s securities may be rated by one or more NRSROs, such as Moody’s or S&P, or may be unrated. The Manager may invest in securities for The Income Fund regardless of the maturity or the rating of the issuer of the security. The Income Fund may invest without limit in lower-rated securities (or “junk bonds”). Lower-rated securities are those rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in Appendix A. The Income Fund may also invest in rights or warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

The proportion of The Income Fund’s assets invested in various securities will be modified, from time to time, in accordance with the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy, and other factors. In making investment decisions for The Income Fund, the Manager will consider many factors, including cash distribution yields, quality and liquidity.

The average maturity of The Income Fund’s portfolio at any time will also depend on the Manager’s overall assessment of the investment prospects for issuers, the relative yields of securities in various market sectors, the economy, and other factors. The Manager may invest in an array of securities with short, intermediate, and long maturities in varying proportions.

Although The Income Fund normally holds a focused portfolio of securities, The Income Fund is not required to be fully invested in such securities and may maintain a significant portion of its total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, short-term obligations of foreign governments or other high quality foreign money market instruments. The Income Fund believes that a certain amount of liquidity in its portfolio is desirable both to meet operating requirements and to take advantage of new investment opportunities. Under adverse market conditions or when The Income Fund is unable to find sufficient investments

20

meeting its criteria, cash and cash reserves may comprise a significant percentage of The Income Fund’s total assets. When The Income Fund holds a significant portion of assets in cash and cash reserves, it may not meet its investment objective.

The Income Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Risks of Investing in The Income Fund

General Risks. All investments are subject to inherent risks, and investments in The Income Fund are no exception. Accordingly, you may lose money by investing in The Income Fund. When you sell your shares, they may be worth less than what you paid for them because the value of The Income Fund’s investments will fluctuate, reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Income Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Income Fund’s investments will fluctuate as markets fluctuate and could decline over short-or long-term periods.

Focused Portfolio and Non-Diversification Risks. The Income Fund attempts to invest in a limited number of securities. Accordingly, The Income Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Income Fund’s NAV. To the extent that The Income Fund invests its assets in fewer securities, The Income Fund is subject to greater risk of loss if any of those securities becomes impaired.

The Income Fund is considered to be “non-diversified” under the 1940 Act, which means that The Income Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Income Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Income Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Income Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Credit Risk. The Income Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Income Fund. The Manager does not rely solely on third party credit ratings to select The Income Fund’s portfolio securities.

Interest Rate Risk. The Income Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change. The Federal Reserve has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of The Income Fund’s investments, thereby causing the value of such investments, and The Income Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Prepayment Risk. The Income Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

21

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Income Fund’s assets can decline as can the value of The Income Fund’s distributions. This risk increases as The Income Fund invests a greater portion of its assets in fixed-income securities with longer maturities.

REITs Risk. The Income Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Rights and Warrants Risk. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Liquidity Risk. The Income Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Income Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Income Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income securities markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in The Income Fund. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Political, Economic and Regulatory Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on The Income Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. For example, the U.S. Government is in the process of adopting and implementing regulations governing derivatives, including regulations requiring clearing of certain derivatives and new margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. These and other regulatory developments, including future developments, may also impact The Income Fund’s ability to invest or remain invested in certain derivatives and other securities. Legislation or regulation may also change the way in which The Income Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Income Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Income Fund’s ability to achieve its investment objective.

Further discussion about other risks of investing in The Income Fund may be found in the SAI.

THE ALLOCATION FUND

Investment Objective and Investment Strategies

The Allocation Fund seeks long-term total return. The Allocation Fund’s investment objective is non-fundamental and may be changed without shareholder approval.

The Allocation Fund seeks long-term total return from capital appreciation and income. The Manager attempts, under normal circumstances, to achieve The Allocation Fund’s investment objective by investing opportunistically in a focused portfolio of investments in the equity, fixed-income and cash, and cash-equivalent asset classes. The proportion of The Allocation Fund’s portfolio invested in each asset class will vary from time to time based on the Manager’s assessment of relative fundamental values of securities and other investments in the asset class, the attractiveness of investment opportunities within each asset class, general market and economic conditions, and expected future returns of other investment opportunities. The Allocation Fund may invest in any, all or none of these asset classes at any given time. There is no limitation on the amount of The Allocation Fund’s portfolio that may be allocated to any one of these asset classes. The Allocation Fund may, for example, invest up to 100% of its portfolio in any one of these asset classes at any point in time.

22

The Allocation Fund seeks to capitalize on anticipated fluctuations in the financial markets by changing the mix of The Allocation Fund’s holdings in the targeted asset classes. The investment process involves an evaluation of the financial markets corresponding to the targeted asset classes and the future opportunities for growth of those markets and an evaluation of the securities and other investments within each target asset class and the future opportunities for appreciation (through growth and income) of those securities and investments.

The Allocation Fund may invest in securities and other investments without regard to the jurisdictions in which the issuers of the securities are organized or situated and without regard to the market capitalizations or sectors of the issuers. The Allocation Fund may also invest in securities without regard to maturity or the rating of the issuer of the security.

The equity securities in which The Allocation Fund may invest include common and preferred stock (including convertible preferred stock) of issuers in the U.S. and foreign countries, partnership interests, business trust shares, interests in REITs, rights and warrants to subscribe for the purchase of equity securities, and depository receipts. The fixed-income securities in which The Allocation Fund may invest include corporate debt securities of issuers in the U.S. and foreign countries, bank debt (including bank loans and participations), government and agency debt securities of the U.S. and foreign countries (including U.S. Treasury bills), convertible bonds, and other convertible securities, including preferred and common stock and interests in REITs. These fixed-income securities may be rated by NRSROs, such as Moody’s or S&P, or may be unrated. The Allocation Fund may invest without limit in lower rated securities (or “junk bonds”), which are those securities rated below “Baa” by Moody’s or below “BBB” by S&P or that have comparable ratings from other NRSROs or, if unrated, are determined to be comparable to lower-rated debt securities by the Manager. Additional information about the bond ratings of the NRSROs can be found in Appendix A.

The cash and cash-equivalent securities in which The Allocation Fund invests include U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. The Allocation Fund may maintain a significant portion of its assets in cash and cash-equivalent securities and investments.

The Allocation Fund may also use other investment strategies and may invest its assets in other types of investments, which are described in the SAI.

Risks of Investing in The Allocation Fund

General Risks. All investments are subject to inherent risks, and investments in The Allocation Fund are no exception. Accordingly, you may lose money by investing in The Allocation Fund. When you sell your shares, they may be worth less than what you paid for them because the value of The Allocation Fund’s investments will fluctuate, reflecting day-to-day changes in market conditions, interest rates, and numerous other factors.

Market Risk. Markets can trade in random or cyclical price patterns, and prices can fall over time. The value of The Allocation Fund’s investments will fluctuate as markets fluctuate and could decline over short- or long-term periods.

Allocation Risk. The allocation of investments among the different investment styles, such as equity or debt securities, may have a more significant effect on The Allocation Fund’s NAV when one of these investment strategies is performing more poorly than others.

Equity Risk. The Allocation Fund is subject to the risk that stock and other equity security prices may fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of The Allocation Fund’s equity securities may fluctuate significantly from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility.

Focused Portfolio and Non-Diversification Risks. The Allocation Fund attempts to invest in a limited number of securities. Accordingly, The Allocation Fund may have more volatility and is considered to have more risk than a fund that invests in a greater number of securities because changes in the value of a single security may have a more significant effect, either negative or positive, on The Allocation Fund’s NAV. To the extent that The Allocation Fund invests its assets in fewer securities, The Allocation Fund is subject to greater risk of loss if any of those securities becomes impaired.

The Allocation Fund is considered to be “non-diversified” under the 1940 Act, which means that The Allocation Fund can invest a greater percentage of its assets in the securities of fewer issuers than a diversified fund. The Allocation Fund may also have a greater percentage of its assets invested in particular industries than a diversified fund, exposing The Allocation Fund to the risk of unanticipated industry conditions as well as risks particular to a single company or the securities of a single company. Additionally, the NAV of a non-diversified fund generally is more volatile, and a shareholder may have a greater risk of loss if the shareholder redeems his or her shares during a period of high volatility. Lack of broad diversification also may cause The Allocation Fund to be more susceptible to economic, political, regulatory, liquidity or other events than a diversified fund.

Derivatives Risk. Investments in derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

23

Foreign Securities Risk. The Allocation Fund invests in foreign securities, and, from time to time, a significant percentage of The Allocation Fund’s assets may be composed of foreign investments. Such investments involve greater risk in comparison to domestic investments for the following reasons: foreign companies, including foreign service providers used by The Allocation Fund in connection with these investments, may not be subject to the same degree of regulation as U.S. companies, and there may be less publicly available information about foreign issuers than U.S. issuers; foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards; dividends and interest on foreign securities may be subject to foreign withholding taxes, and such taxes may reduce the net return to The Allocation Fund shareholders; and foreign securities are often denominated in a currency other than the U.S. dollar. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability, any of which could negatively affect The Allocation Fund and the value of an investment in The Allocation Fund.

Small- to Medium-Capitalization Risk. The Allocation Fund has the ability to invest in securities of companies with small to medium market capitalizations. Such companies may be engaged in business within a narrow geographic region, be less well known to the investment community, and have more volatile share prices. Also, companies with smaller market capitalizations often lack management depth and have narrower market penetrations, less diverse product lines, and fewer resources than larger companies. Moreover, the securities of such companies often have less market liquidity and, as a result, their stock prices often react more strongly to changes in the marketplace.

Currency Risk. The Allocation Fund is subject to currency risk because fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of The Allocation Fund’s investments in foreign securities.

Interest Rate Risk. The Allocation Fund’s investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk will usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, securities with long maturities typically experience a more pronounced change in value when interest rates change. The Federal Reserve has maintained the federal funds rate at or near zero percent since the financial crisis began. When the federal funds rate is raised, there is a risk that interest rates will increase suddenly and significantly. Such changes may expose the fixed-income markets to heightened volatility and could result in reduced liquidity for certain of The Allocation Fund’s investments, thereby causing the value of such investments, and The Allocation Fund’s share price, to decline. In addition, the Federal Reserve recently ended its quantitative easing bond-buying program, which was in place from 2008 through 2014. The effect of this development, and any other changes in monetary policy, on bond yields and interest rates, and on fixed-income securities generally, are not yet known.

Credit Risk. The Allocation Fund’s investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities (or those expected to default) are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and heightened volatility in the U.S. and non-U.S. financial markets. While entire markets have been impacted, issuers that have exposure to certain markets, including credit markets, have been particularly affected. These events and further market turbulence and continued volatility may increase the risks associated with an investment in The Allocation Fund. In addition, changes in economic, tax and regulatory policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on the investments of The Allocation Fund. The Manager does not rely solely on third party credit ratings to select The Allocation Fund’s portfolio securities.

High Yield Security Risk. Investments in fixed-income securities that are rated below investment grade by one or more NRSROs or that are unrated and are deemed to be of similar quality may be subject to greater risk of loss of principal and interest than investments in higher-rated fixed-income securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities. The capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than higher-rated securities. The market for high yield securities may be less liquid than the market for higher-rated securities. This can adversely affect The Allocation Fund’s ability to buy or sell optimal quantities of high yield securities at desired prices.

Bank Debt Risk. The Allocation Fund may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken for various purposes. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a company and one or more financial institutions, including banks. The Allocation Fund’s investment may be in the form of participation in loans or of assignments of all or a portion of loans from third parties. Investments in bank debt involve credit risk, interest rate risk, liquidity risk, and other risks, including the risk that any loan collateral may become impaired or that The Allocation Fund may obtain less than the full value for the loan interests when sold.

24

Prepayment Risk. The Allocation Fund’s investments may be subject to prepayment risk. Prepayment risk occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a security can be difficult to predict and result in greater volatility.

Inflation Risk. This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of The Allocation Fund’s assets can decline as can the value of The Allocation Fund’s distributions. This risk increases as The Allocation Fund invests a greater portion of its assets in fixed income securities with longer maturities.

REITs Risk. The Allocation Fund may invest in REITs, including equity REITs and mortgage REITs. Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real property, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers, and self-liquidation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed-rate obligations can be expected to decline. Mortgage REITs may be affected by the quality of any credit extended to them.

Convertible Security Risk. Securities that may be converted into other securities may be subject to the market risks of equity securities, the risks of debt securities and other risks. The market value of securities tends to decline as interest rates increase. Their value also tends to change whenever the market values of underlying securities fluctuate.

Liquidity Risk. The Allocation Fund’s investments are subject to liquidity risk. This is the risk that the market for a security or other investment cannot accommodate an order to buy or sell the security or other investment in the desired timeframe, possibly preventing The Allocation Fund from selling these securities at an advantageous price. This risk includes the risk that legal or contractual restrictions on the resale of a security may affect The Allocation Fund’s ability to sell the security when deemed appropriate or necessary by the Manager. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk. This risk also includes the risk that trading on an exchange may be halted because of market conditions.

Call Risk. Some bonds give the issuer the option to call, or redeem, the bonds before their maturity date. If an issuer “calls” its bond during a time of declining interest rates, The Allocation Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of “callable” issues are subject to increased price fluctuation.

Political, Economic and Regulatory Risk. Changes in economic and tax policies, high inflation rates, government instability, war or other political or economic actions or factors may have an adverse effect on The Allocation Fund’s investments. Governmental and regulatory actions, including tax law changes, may have unexpected or adverse consequences on particular markets, strategies, or investments. For example, the U.S. Government is in the process of adopting and implementing regulations governing derivatives, including regulations requiring clearing of certain derivatives and new margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. These and other regulatory developments, including future developments, may also impact The Allocation Fund’s ability to invest or remain invested in certain derivatives and other securities. Legislation or regulation may also change the way in which The Allocation Fund itself is regulated. The Manager cannot predict the effects of any new governmental regulation that may be implemented on the ability of The Allocation Fund to invest in certain assets, or affect the Manager’s ability to access financial markets, and there can be no assurance that any new governmental regulation will not adversely affect The Allocation Fund’s ability to achieve its investment objective.

Further discussion about other risks of investing in The Allocation Fund may be found in the SAI.

INVESTMENT MANAGEMENT

The Manager is located at 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137. The Manager is a Delaware limited liability company and is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended. As of February 27, 2015, the Manager reported assets under management in excess of $8.9 billion.

The Manager’s principal business is to provide financial management and advisory services to individuals, corporations, partnerships, pooled investment vehicles and other entities throughout the world. Under a separate investment management agreement with the Company, on behalf of each Fund (“Investment Management Agreement”), the Manager manages each Fund’s investment portfolio and manages, or arranges to manage, all other business affairs of each Fund.

25

Pursuant to each Fund’s Investment Management Agreement, the Company pays a management fee to the Manager for its provision of investment advisory and operating services to the Fund. During its most recent fiscal year, the Fund paid the Manager a management fee at the annual rate of 1.00% of the daily average net assets of the Fund. The Manager is responsible pursuant to each Investment Management Agreement for paying the Fund’s expenses for the following services: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage and other office supplies. The Manager is not responsible for paying for the following costs and expenses of the Fund: commissions, brokerage fees, issue and transfer taxes, and other costs chargeable to the Fund in connection with securities transactions or in connection with securities owned by the Fund, taxes, interest, acquired fund fees and related expenses, expenses in connection with litigation by or against the Fund, and any other extraordinary expenses. Acquired fund fees are those expenses that are incurred indirectly by a Fund as a result of its investment in shares of one or more investment companies, which may include money market funds.

A discussion of the factors that the Company’s Board of Directors (the “Board”) considered in approving each Fund’s Investment Management Agreement is included in each Fund’s annual report to shareholders for the fiscal year ended November 30, 2014.

The Funds’ Portfolio Manager

Bruce R. Berkowitz is responsible for the day-to-day management of each Fund’s portfolio. Mr. Berkowitz is the President and a Director of the Company. Mr. Berkowitz has been Chief Investment Officer of the Manager since its inception in 1997. Mr. Berkowitz also serves as a Director and Chairman of the Board of Directors of a pooled investment vehicle for which the Manager serves as the investment adviser and The St. Joe Company, which is listed on the New York Stock Exchange (“NYSE”). Mr. Berkowitz has over 30 years of investment management experience.

The Company does not directly compensate any personnel of the Manager, including the portfolio manager. The SAI provides additional information about the compensation of the portfolio manager, as well as (i) other accounts managed by the portfolio manager, and (ii) ownership of each Fund’s securities by the portfolio manager.

Conflicts of Interest

In addition to acting as the investment adviser of each Fund, the Manager serves as the investment adviser for pooled investment vehicles and individual, corporate, and retirement accounts for U.S. and non-U.S. clients. It is the policy of the Manager to treat all clients fairly and equitably, and the Manager has adopted policies and procedures that are reasonably designed to ensure that no particular client is disadvantaged by the activities for other clients. There are, however, inherent conflicts of interest that may, from time to time, affect each Fund.

The Manager has adopted policies and procedures that are intended to address conflicts of interest relating to the allocation of investment opportunities. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, minimizing the potential for conflicts of interest relating to the allocation of investment opportunities. Investment opportunities may, however, be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons. In addition, as a consequence of size, investment powers, and founding documents, other accounts managed or advised by the Manager may pursue strategies not available to a Fund and may invest in securities in which a Fund does not participate. In some circumstances, a Fund may pursue strategies or purchase investments that are not pursued by or purchased for other accounts managed by the Manager. As a result of pursuing different strategies and objectives, the performance of other accounts may differ materially from the performance of a Fund.

The Manager and the Company have adopted Codes of Ethics that are designed to detect and prevent conflicts of interest when personnel of the Manager own, buy or sell securities that may be owned by, or bought or sold for, clients of the Manager. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client.

HOW TO BUY SHARES OF THE FUNDS

Shares of The Fairholme Fund and The Income Fund are available for purchase by both new investors and existing shareholders.

Since the close of business on February 28, 2013 (the “Closing Date”), the sale of shares of The Allocation Fund has been suspended to new investors, subject to certain exceptions as described below. Subject to the right of The Allocation Fund to reject any order to purchase shares or to withdraw the offering of shares at any time, shares remain available for purchase by existing shareholders of The Allocation Fund.

The following categories of new investors may continue to purchase shares of The Allocation Fund:

•	clients of financial advisors and financial consultants that have clients invested in The Allocation Fund as of the Closing Date;

26

•

clients of financial advisors and intermediaries that have approved the inclusion of The Allocation Fund as an investment option in their asset allocation programs or discretionary investment programs, including wrap, model or other managed account programs, as of the Closing Date; and

•

participants in group retirement plans that include The Allocation Fund as an investment option as of the Closing Date, and IRA transfers and rollovers from such plans. In addition, Directors of the Company, clients and employees of the Manager and their respective immediate family members may open new accounts and add shares of The Allocation Fund to such accounts.

The Allocation Fund retains the right to limit the foregoing exceptions, make additional exceptions to the suspension of the sale of shares of The Allocation Fund to new investors, and subsequently commence selling The Allocation Fund’s shares to new investors. Investors may request information by calling Fund Shareholder Services (“Shareholder Services”) at 1-866-202-2263.

Each Fund may reject any order to purchase shares, and may withdraw the offering of its shares at any time to any or all investors.

Determining Share Prices

Shares of each Fund are offered at such Fund’s per share NAV. A Fund’s per share NAV is calculated by (1) adding the value of the Fund’s investments, cash, and other assets, (2) subtracting the Fund’s liabilities, and then (3) dividing the result by the number of shares outstanding for the Fund. Each Fund’s per share NAV is computed on days on which the NYSE is open for business and is based on market prices or fair value of the Fund’s portfolio securities as of the close of regular trading hours on the NYSE (currently 4:00 p.m., Eastern Time). A Fund’s NAV is calculated as soon as practicable following the close of regular trading on the NYSE. In the event that the NYSE closes early, a Fund’s NAV will be determined based on the prices of such Fund’s portfolio securities at the time the NYSE closes.

Each Fund values its securities and other assets at their current market value determined on the basis of market quotations or, if market quotations are not readily available, or are considered unreliable by the Manager, at fair value as determined in good faith by the Manager in accordance with the Company’s valuation policies, procedures and guidelines. Pursuant to these policies, procedures and guidelines, the Board has delegated to a valuation committee established by the Manager (the “Valuation Committee”), which is comprised of senior personnel of the Manager, the responsibility for: (i) approving all fair valuation determinations; (ii) approving all valuation methodologies; and (iii) recommending to the Board for its approval independent pricing agents of the type commonly used in the investment company industry to provide current market values and other prices. All fair valuation determinations made by the Manager, and all valuation methodologies used by the Manager in making such determinations, must be approved by the Valuation Committee and reviewed by the Board at its next regularly scheduled meeting following the Valuation Committee’s approval. The Board receives regular reports describing securities and other assets that were fair valued and the methodologies used to make such valuations.

The Manager may use fair value pricing under circumstances that include when the prices or values available do not represent the fair value of the instrument, the early closing of the exchange on which a security is traded or suspension of trading in the security. In addition, under certain circumstances to discourage potential arbitrage market timing in Fund shares and in accordance with Company’s valuation procedures, the Manager may use fair value pricing for securities traded in non-U.S. markets.

To the extent that a Fund holds securities traded in foreign markets that close prior to U.S. markets, significant events, including company-specific developments or broad market moves, may affect the value of foreign securities held by the Fund between the time the foreign market closes and the time the Fund calculates its daily NAV. This is because each Fund calculates its NAV based on closing prices or fair values of the Fund’s portfolio securities as of the close of trading on the NYSE, which gives rise to the possibility that events may have occurred in the interim that would affect the value of these securities. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund. While fair value pricing may be more commonly used with foreign equity securities, it may also be used with thinly-traded domestic securities, fixed-income securities or other assets held by the Funds.

Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Opening and Adding to Your Account

Shareholders eligible to invest in the Funds can do so by mail, wire transfer, and through participating financial service professionals. After you have established your account and made your first purchase, you may also make subsequent purchases by telephone, online at www.fairholmefunds.com or through an automatic investment plan. Any questions you may have can be answered by calling Shareholder Services at 1-866-202-2263.

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

27

As requested on the account application (“Application”), you must supply your full name, date of birth, social security number or taxpayer identification number, and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. For certain entities opening an account, such as trusts, estates, corporations, partnerships or other organizations, identifying documentation is required. If you need additional assistance when completing the Application, please call 1-866-202-2263 and a representative from Shareholder Services will help you.

A Fund may accept or reject an account without explanation. If a Fund has questions about your identity or the identity of any entity seeking to open an account, it may disallow transactions for the account until confirming information is received. A Fund reserves the right to close any account within five business days if requested information or documentation is not received, or if an identity is not verified. A Fund will not be responsible for any losses or damages (including lost investment opportunities) resulting from any restriction placed upon your account or for closing your account. By opening an account, you acknowledge and agree to comply with these procedures, and accept responsibility for any losses or damages resulting from their implementation.

Purchasing Shares by Mail

A shareholder eligible to invest in a Fund may purchase shares by mail by completing the Application, making a check payable to the Fund in which the shareholder wishes to invest, and mailing the completed Application and check to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

A shareholder eligible to invest in a Fund can make subsequent purchases by making a check payable to the Fund in which the shareholder wishes to invest and mailing the check to the above-mentioned address. On the check, be sure to include your name and account number.

Purchasing Shares by Wire Transfer

Before funds can be wired for an initial investment by a shareholder eligible to invest in a Fund, the Fund’s transfer agent, BNY Mellon Investment Servicing (US) Inc. (the “Transfer Agent”), must have received a completed Application with respect to the investment. You may send an Application to the Transfer Agent by mail or overnight delivery service. If you plan to wire funds on the same day you open your account, a Fund may accept a fax copy of the Application; however, the Transfer Agent will still require the original Application. Upon receipt of your completed Application, the Transfer Agent will establish an account for you and assign an account number.

Prior to sending wire transfers, please contact Shareholder Services at 1-866-202-2263 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire.

Wired funds must be received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) to be eligible for same day pricing. The Funds and their service providers are not responsible for any consequences of delays resulting from the banking or Federal Reserve wire systems, or from incomplete wiring instructions.

Purchasing Shares Through Financial Service Organizations

Certain financial service organizations, including broker-dealers, investment advisers, and banks (collectively, “Financial Service Organizations”), have made arrangements with the Funds so that an investor may purchase, redeem or exchange Fund shares through such organizations. In certain situations, a Financial Service Organization may designate another financial entity or agent to receive purchase, redemption or exchange orders relating to Fund shares. The Funds will be deemed to have received purchase, redemption or exchange instructions when the Financial Service Organization or its agent receives the instructions, provided that the instructions are in “Proper Form” (as defined in the subsection in this Prospectus entitled “Buying and Selling Shares of the Funds – Investing in the Funds, Miscellaneous Purchase Information”), and have been transmitted in a timely manner. Orders transmitted through Financial Service Organizations that are received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be priced at the relevant Fund’s per share NAV next calculated following the close of regular trading on that day. If you are a client of a Financial Service Organization, such organization may charge a separate transaction fee or a fee for administrative services in connection with investments in Fund shares and may impose

28

different account minimums and other requirements. These fees and requirements would be in addition to those imposed by the Fund. The minimum subsequent investment amounts with respect to each Fund may be waived for subsequent investments made through omnibus account arrangements.

If you are investing through a Financial Service Organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus. (For example, some or all of the services and privileges described may not be available to you.) Financial Service Organizations have the responsibility for transmitting purchase orders and funds, facilitating exchanges of shares of one Fund for shares of another Fund, and crediting the Financial Service Organizations’ customers’ accounts following redemptions, in a timely manner in accordance with their customer agreements and this Prospectus. If for any reason your Financial Service Organization is not able to accommodate your purchase request, please call Shareholder Services at 1-866-202-2263 to find out how you can purchase Fund shares.

At its own expense, the Manager pays certain Financial Service Organizations fees for providing distribution and distribution-related services and/or for performing certain administrative and shareholder servicing functions for the benefit of Fund shareholders. These payments can create an incentive for Financial Service Organizations to recommend the purchase of Fund shares over other investment opportunities. In addition, at its own expense, the Manager pays the distributor of the Funds’ shares a fee in connection with its services.

Purchasing Shares Through Automatic Investment Plan

Shareholders eligible to invest in a Fund can make additional purchases at regular intervals through the Automatic Investment Plan (the “AIP”). The AIP provides a convenient method to have money deducted directly from your checking or savings account for investment in Fund shares. In order to participate in the AIP, your financial institution must be a member of the Automated Clearing House (“ACH”) network; however, the account being debited may not be a mutual fund or “pass through” account. Purchases under the AIP are generally subject to a minimum of $250 per month. Shareholders of The Fairholme Fund who became AIP members prior to September 1, 2008 are subject to a minimum purchase amount of $100 per month. If your bank rejects your payment, the Transfer Agent will charge a fee, currently $25, to your account. To begin participating in the AIP, please complete the AIP section on the Application or call Shareholder Services at 1-866-202-2263. Any request to change or terminate your AIP should be submitted to the Transfer Agent at least five business days prior to your desired effective date. A Fund may alter, modify, amend or terminate the AIP at any time, and will notify you at least 30 days in advance if it does so.

Purchasing Shares by Telephone

To purchase shares by telephone, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the call. An initial purchase of shares may not be made by telephone. Each telephone purchase of shares must be for a minimum of: (i) $1,000 for both regular and IRA accounts purchasing shares of The Fairholme Fund; (ii) $2,500 for regular accounts and $1,000 for IRA accounts purchasing shares of The Income Fund; or (iii) $2,500 for regular accounts and $1,000 for IRA accounts purchasing shares of The Allocation Fund. Shares of a Fund purchased by telephone will be purchased at that Fund’s per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at 1-866-202-2263 for further details.

You may make telephone purchases if you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares by phone, or may charge a fee for such service, although the Company does not currently expect to charge such a fee.

Purchasing Shares Online

To purchase shares online, a shareholder eligible to invest in a Fund must have an account authorizing such purchases prior to the transaction. An initial purchase of shares may not be made online. Each online purchase must be for a minimum of: (i) $1,000 for both regular and IRA accounts purchasing shares of The Fairholme Fund; (ii) $2,500 for regular accounts and $1,000 for IRA accounts purchasing shares of The Income Fund; or (iii) $2,500 for regular accounts and $1,000 for IRA accounts purchasing shares of The Allocation Fund. Shares of a Fund purchased online will be purchased at that Fund’s per share NAV next determined after the Transfer Agent receives the purchase order. Please call Shareholder Services at 1-866-202-2263 for further details.

You may make online purchases if you are a shareholder eligible to invest in a Fund and you have an account at a bank that is a member of the ACH network. Most transfers are completed within two business days of your call. To preserve flexibility, the Company may revise or eliminate the ability to purchase Fund shares online. See the sub-section of this Prospectus titled “General Information – Transacting in Shares by Telephone or Online” below.

Miscellaneous Purchase Information

Each Fund reserves the right to refuse to accept any Application or any purchase order. The Manager may waive the minimum investment amounts in its discretion. Purchase orders will not be accepted unless they are in “Proper Form.” “Proper Form,”

29

with respect to purchase orders, generally means that you are eligible to purchase shares of the Fund, an acceptable form of payment accompanies the purchase order, and the purchase order includes at least the following information:

(1)	Your name and account number;
(2)	Your e-mail address;
(3)	The name of the Fund in which you wish to purchase shares;
(4)	The number of shares to be purchased or the dollar value of the amount to be purchased;
(5)	Any required signatures of all account owners exactly as they are registered on the account;
(6)	Any required signatures, medallion guaranteed; and
(7)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other Fund requirements. Acceptable forms of payment include: wire transfer from, or check drawn on, a U.S. bank, savings and loan association or credit union. All checks must be in U.S. dollars. The Funds will not accept payment in cash or money orders. The Funds do not accept cashier checks in amounts of less than $10,000. To prevent check fraud, the Funds will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of Fund shares. The Funds are unable to accept post-dated checks, post-dated online bill pay checks, or any conditional order or payment.

The Transfer Agent will charge a fee, currently $25, against a shareholder’s account, in addition to any loss sustained by a Fund, for any payment that is returned. In addition, shareholders will be charged fees by the Transfer Agent for outgoing wire transfers, returned checks and stop payment orders relating to such shareholders’ transactions. IRAs and Coverdell education savings accounts will be charged an annual custodial maintenance fee by the Funds’ custodian.

It is the policy of the Funds to not accept Applications or purchase orders under certain circumstances or in amounts considered disadvantageous to shareholders. The Funds reserve the right to reject any Application.

A purchase order placed with the Transfer Agent in Proper Form received on a business day prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the day it is received. A purchase order in Proper Form received after the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the following business day.

If you place an order to purchase Fund shares through a securities broker or intermediary and you place your order in Proper Form before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), on any business day in accordance with its procedures, your order will be processed at the NAV per share next calculated following the close of regular trading on the NYSE that day, provided that the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements. The securities broker or intermediary must send to the Transfer Agent immediately available funds in the amount of the purchase price within one business day of placing the order.

After you have established your account and made your first purchase, you may also make subsequent purchases, if you are eligible, by telephone or online. Please note that all telephone orders are subject to verification.

Consistent with current regulatory requirements, it is permissible for financial intermediaries and retirement plan record keepers to aggregate mutual fund orders received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), and transmit them to the Transfer Agent after 4:00 p.m., Eastern Time.

Policies Regarding Frequent Trading of Fund Shares

In the opinion of the Manager and the Board, short-term trading of Fund shares creates risks for each Fund and its shareholders, including disruptions in carrying out each Fund’s investment strategies, increases in administrative and transactions costs, and potential dilution from traders successful at seeking short-term profits.

A portion of each Fund’s portfolio may be allocated to investments in foreign securities and such allocation may cause the Fund to be susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close before the time that the Fund calculates its NAV, typically at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before such Fund calculates its own share price. It is intended that the use of the Company’s valuation procedures will result in adjustments to closing market prices of foreign securities that reflect what is believed to be the fair value of those securities at the time a Fund calculates its NAV. The Funds expect, but there can be no guarantee, that the use of fair value pricing, in addition to the market timing policies discussed below, will significantly reduce a shareholder’s ability to engage in strategies that are detrimental to other Fund shareholders.

The ability to detect and curtail excessive trading practices may be limited by operational systems and technological limitations. In addition, the Funds receive purchase, exchange, and redemption orders through financial intermediaries and cannot always know or reasonably detect excessive trading that may be facilitated by these financial intermediaries or by the use of omnibus account

30

arrangements offered by these financial intermediaries to investors. Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain financial intermediaries, such as brokers and retirement plans. These arrangements often permit the financial intermediary to aggregate its clients’ transactions and ownership positions. In these circumstances, the identity of the shareholders often is not known to the Funds. The Funds have entered into agreements with financial intermediaries to ensure that comparable surveillance and reporting procedures are applied by such financial intermediaries to omnibus accounts as will be applied to non-omnibus accounts. However, there is no guarantee that the reporting and surveillance procedures will be the same across all financial intermediaries or that they will be successful in detecting abusive market timing practices.

The Company has adopted policies and procedures with respect to market timing and the frequent purchase and redemption of Fund shares. In addition, The Fairholme Fund and The Allocation Fund impose a redemption fee of 2% on the value of their respective shares that are redeemed within 60 calendar days of purchase. See the sub-section of this Prospectus titled “How to Sell (Redeem) Your Shares – Redemption Fee” below. Under these policies and procedures, the Funds will rely on the Chief Compliance Officer of the Company to work in conjunction with the Transfer Agent (or another agent of the Funds) to monitor trading patterns that may constitute abusive market timing activities. The Chief Compliance Officer will make the final determination regarding whether a particular trading pattern constitutes abusive market timing. If the Chief Compliance Officer determines that impermissible market timing has occurred, future purchases may be restricted or prohibited. However, sales of Fund shares back to the Funds or redemptions will continue as permitted by the terms disclosed in this Prospectus.

HOW TO SELL (REDEEM) YOUR SHARES

You may sell your shares at any time. You may request the sale of your shares either by mail, by telephone or online at www.fairholmefunds.com. See the sub-section of this Prospectus titled “General Information – Transacting in Shares by Telephone or Online” below.

“Proper Form” with respect to redemption requests currently means that the redemption requests must generally include:

(1)	Your name and account number;
(2)	The name of the Fund from which you wish to redeem shares;
(3)	The number of shares to be redeemed or the dollar value of the amount to be redeemed;
(4)	All required signatures of all account owners exactly as they are registered on the account;
(5)	Any required signatures, medallion guaranteed; and
(6)	Any supporting legal documentation that is required in the case of estates, trusts, corporations, or partnerships, and certain other types of accounts.

Proper Form requirements may be modified to reflect appropriate regulations, industry practices or other requirements of the Funds or the Transfer Agent. A redemption order placed with the Transfer Agent in Proper Form received prior to the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), will be processed on the day it is received. A redemption order in Proper Form received on a business day after the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time) will be processed on the following business day. The redemption price you receive will be the Fund’s per share NAV next calculated after receipt of the redemption request in Proper Form.

If you place an order to redeem Fund shares through a securities broker or intermediary and you place your order in Proper Form before the close of regular trading on the NYSE (currently 4:00 p.m., Eastern Time), on any business day in accordance with its procedures, your order will be processed at the NAV per share next calculated following the close of regular trading on the NYSE that day, provided that the securities broker or intermediary transmits your order to the Transfer Agent in a timely manner in accordance with the rules established by the Funds and current regulatory requirements.

Payment of redemption proceeds will generally be made within three business days of the valuation date unless otherwise expressly agreed by the parties at the time of the transaction. Unless otherwise prohibited by law, redemption proceeds may be paid to you in cash or in portfolio securities, or partly in cash and partly in portfolio securities. If you purchase your shares by check and then redeem your shares before your check has cleared, a Fund may hold your redemption proceeds until your check clears or for 15 days, whichever comes first.

Selling Shares by Mail

Sale requests should be mailed via U.S. mail or overnight courier service to:

U.S. Mail:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
P.O. Box 9692
Providence, Rhode Island 02940-9692

Overnight:	Fairholme Funds, Inc.
c/o BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, Massachusetts 01581-1722

31

The Funds and their service providers do not consider the U.S. Postal Service or other independent delivery services to be their agents and take no responsibility for their actions.

Signature Guarantee Requirements

A medallion signature guarantee is required to redeem shares in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to any person, address or bank account not on record;
•	Written requests to wire redemption proceeds (if not previously authorized on the account);
•	When establishing or modifying certain services on an account;
•	If a change of address was received by the Transfer Agent within the last 30 days; or
•	For all redemptions in excess of $50,000 from any shareholder account.

In addition to the situations described above, each of the Funds and the Transfer Agent reserve the right to require a medallion signature guarantee in other instances based on the circumstances relative to the particular situation.

Selling Shares by Telephone

If you elected to use telephone redemption on your Application when you initially purchased shares (or subsequently, in accordance with the Funds’ and the Transfer Agent’s procedures for doing so), you may redeem up to a $50,000 value of your Fund shares by calling Shareholder Services at 1-866-202-2263. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are currently subject to a $15 fee. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by a Fund or the Transfer Agent within 30 days of the redemption request, you may not redeem by telephone. Once a telephone transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated by telephone are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon telephonic instructions, providing written confirmations of all such transactions, and/or tape recording all telephonic instructions. Assuming procedures such as the above have been followed, neither any of the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon telephone instructions that are believed to be genuine. The Company shall have the authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund failed to follow procedures such as those outlined above. If a Fund fails to follow such procedures, it may be liable for losses that result from such failure.

Selling Shares Online

If you elected to establish online account access, you may redeem up to $50,000 in value of Fund shares by visiting the Funds’ website at www.fairholmefunds.com. Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the ACH network to the bank account of record. Wires are subject to a fee, currently $15. There is no charge if redemption proceeds are sent via the ACH system and credit is generally available within three business days. If a request has been made to change the address of the account and was received by the Fund or the Transfer Agent within 30 days of the redemption request, you may not redeem online via check to the address of record. Once an online transaction has been placed, it cannot be canceled or modified.

The Transfer Agent employs certain procedures designed to confirm that instructions communicated online are genuine. Such procedures may be modified from time to time and may include requiring some form of personal identification prior to acting upon online instructions and providing written confirmations of all such transactions. Assuming procedures such as the above have been followed, neither any of the Funds nor the Transfer Agent will be liable for any loss, cost or expense for acting upon online transactions that are believed to be genuine. The Company shall have the authority, as your agent, to redeem shares in your account to cover any such loss. As a result of this policy, you will bear the risk of any loss unless the Fund failed to follow procedures such as those outlined above. If a Fund fails to follow such procedures, it may be liable for losses that result from such failure. Please call Shareholder Services at 1-866-202-2263 for further details.

Wiring Redemption Proceeds

You may request that the redemption proceeds be wired to your designated bank if it is a member bank or a correspondent of a member bank of the Federal Reserve System. Wires are subject to a fee, currently $15.

Payment of Redemption Proceeds

Each Fund is currently committed pursuant to its Rule 18f-1 election to pay redeeming shareholders in cash for all redemptions of an amount equal to the lesser of $250,000 or 1% of the NAV of such Fund within any 90-day period. Each Fund reserves the right to pay redemption proceeds by distributing portfolio securities for any redemption request (or series of requests within any 90-day period) exceeding the lesser of the amounts discussed above.

32

Redeeming shareholders will incur brokerage and other costs in connection with the sale of any portfolio security received in connection with a redemption request. In addition, as a result of subsequent market volatility, the net proceeds from the ultimate sale of any securities received upon a redemption may vary, either positively or negatively, and perhaps significantly, from the redemption value of the Fund’s shares.

Redemption at the Option of a Fund

If the value of the shares in your account falls below $2,000, a Fund may notify you that, unless your account is increased to $2,000 in value, it will redeem all of your shares and close the account by paying you the redemption proceeds and any distributions declared and unpaid at the date of redemption. You will have 30 days after notice to bring the account up to $2,000 before any action is taken. This right of redemption shall not apply if the value of your account drops below $2,000 as the result of market action. Each Fund also reserves the right to cause the redemption of any shareholder if it believes that continued ownership of Fund shares by such shareholder may adversely affect the Fund or its other shareholders.

Redemption Fee

The Fairholme Fund and The Allocation Fund each assess a 2% fee on the proceeds of their respective shares that are redeemed or exchanged within 60 calendar days of their purchase. For purposes of applying the fee, the first day of the period will be the settlement date. Shares will be redeemed on a first-in, first-out basis. The redemption fee is paid to the relevant Fund for the benefit of remaining shareholders, and is intended to discourage short-term trading of Fund shares and to offset the trading costs, market impact and other costs associated with short-term trading in Fund shares. Each of The Fairholme Fund and Allocation Fund reserves the right to waive the redemption fee if it is determined that such waiver is consistent with the best interests of the Fund and its long-term shareholders.

The redemption fee is not imposed in the following situations:

•	periodic distributions from retirement accounts (including IRAs and retirement plans);
•	redemption of reinvested distributions;
•

when The Fairholme Fund or The Allocation Fund cannot identify the beneficial owner in certain omnibus accounts if the Fund has received assurances that a system allowing for the redemption fee will be implemented within a reasonable time when and if required by any relevant regulation;

•	when the shares are redeemed in certain hardship situations, including death or disability of the shareholder;
•	shares redeemed by The Fairholme Fund or The Allocation Fund;
•	shares redeemed to return an excess contribution to an IRA account; or
•	shares redeemed in connection with qualified default investment alternatives.

Exchange Privileges

Shareholders may exchange shares held in one Fund for shares of another Fund, as long as (i) the exchange does not constitute an initial investment in the Fund for which shares are being exchanged; and (ii) the minimum subsequent investment requirements of the Fund for which shares are being exchanged are met. Requests to exchange shares can be made in writing, by phone or online. The Funds and the Transfer Agent employ procedures, including providing written confirmations, reasonably designed to ensure the genuineness of instructions received from any person with appropriate account information. If any of the Funds or the Transfer Agent fails to employ such procedures, it may be liable for losses due to unauthorized or fraudulent instructions. Redemptions and purchases associated with an exchange are processed simultaneously at the share prices next determined after the exchange order is received. Each Fund reserves the right to reject any exchange order. Exchanges generally have the same tax consequences as ordinary sales and purchases.

INCOME AND CAPITAL GAIN DISTRIBUTIONS

Income distributions paid by each Fund are derived from the Fund’s net investment income. The Fairholme Fund and The Allocation Fund intend to declare and pay net investment income distributions (if any) annually in December. The Fairholme Fund’s net investment income is generally made up of dividends received from the stocks it holds, as well as interest accrued and paid on any other obligations that might be held in The Fairholme Fund’s portfolio. The Allocation Fund’s net investment income is generally made up of dividends received from the stocks it holds, interest accrued and paid on debt obligations held in The Allocation Fund’s portfolio, and dividends received from any preferred stocks held in The Allocation Fund’s portfolio. The Income Fund intends to declare and pay net investment income distributions (if any) quarterly in March, June, September and December. The Income Fund’s net investment income is generally made up of interest accrued and paid on debt obligations held in The Income Fund’s portfolio and dividends received from any preferred stocks held in The Income Fund’s portfolio.

Each Fund realizes capital gains when it sells a security for more than it paid and a capital loss when it sells a security for less than it paid. Each Fund intends to make distributions of its net realized capital gains (after any reductions for capital loss carry forwards) annually, if required.

33

Unless you elect in writing to have your periodic distributions of income and capital gain paid in cash, your distributions will be reinvested in additional shares of the applicable Fund from which distributions were paid. You may change the manner in which your income and capital gain distributions are paid at any time by writing to the Transfer Agent. In-kind distributions by a Fund are not covered by your reinvestment election and can only be reinvested in the Fund with the prior approval of the Fund.

TAX CONSIDERATIONS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders.

Distributions of investment income and of net short-term capital gains are generally taxable to you as ordinary income. Distributions attributable to qualified dividend income received by a Fund may be eligible for preferential tax rates. Distributions of capital gains are taxable based on a Fund’s holding period, either short-term or long-term, regardless of the length of time that you have held shares in such Fund. Income and capital gain distributions are generally taxable, whether you receive them in cash or they are reinvested in additional shares of a Fund.

For federal income tax purposes, you will be advised annually as to the types of distributions paid by each Fund.

The Board may declare a special pro rata distribution of specified Fund assets, which may be paid in cash or in securities (or partly in cash and partly in securities). Such a distribution may constitute a return of capital and, as described above, can only be reinvested in the Fund with the prior approval of the Fund. You should consult a tax advisor regarding the implication of any such distribution to you, which may be a taxable event.

A redemption or exchange of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. You are encouraged to consult a tax advisor regarding the effect of federal, state, local, and foreign taxes on an investment in the Funds.

Cost Basis Reporting. As part of the Energy Improvement and Extension Act of 2008, mutual funds are required to report to the Internal Revenue Service (“IRS”) the “cost basis” of shares acquired by a shareholder on or after January 1, 2012 (“covered shares”) and subsequently redeemed. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The cost basis of a share is generally its purchase price adjusted for dividends, return of capital, and other corporate actions. Cost basis is used to determine whether a redemption (i.e., a sale or exchange) of the shares results in a gain or loss. If you redeem covered shares during any year, then the Fund will report the cost basis of such covered shares to the IRS and you on Form 1099-B.

Each Fund will permit you to elect from among several IRS-accepted cost basis methods to calculate the cost basis of your covered shares. If you do not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the Average Cost method, will be applied to your account(s). The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account.

You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

GENERAL INFORMATION

Transacting in Shares by Telephone or Online. Your ability to purchase, sell or exchange shares, or to otherwise communicate about a Fund, Fund shares or your account, by telephone or online is dependent on the equipment, software, systems, data, and services provided by various third parties. You should be aware that the Internet is an unsecured, unstable, and unregulated environment. The Funds cannot guarantee that any communication transmitted or transaction conducted by telephone or online will be completely secure. In addition, there may be delays, malfunctions or other disruptions. If this occurs, or if a telephone number or website is unavailable to transact in shares of a Fund, you should use another method described in this Prospectus to complete the transaction.

None of the Funds, any of the Funds’ affiliates or the Transfer Agent will be liable for any delays or malfunctions or for unauthorized interception or access to communications or account information, provided that the Funds and the service providers have followed their respective procedures addressing telephone and online privileges. In addition, none of the Funds, any of their affiliates or the Transfer Agent will be liable for any loss, liability, cost or expense for following instructions communicated by telephone or through the Internet, including fraudulent or unauthorized instructions, provided that the Funds or the service providers accepting the instructions reasonably believe the instructions were genuine.

Electronic Delivery of Documents. Electronic copies of account statements, prospectuses, privacy notices, and annual and semi-annual reports are available through the Funds’ website. Shareholders can sign up for electronic delivery of such

34

documents by enrolling in the Funds’ electronic delivery program. To enroll, please visit www.fairholmefunds.com, click on the “MY ACCOUNT” tab and follow the instructions. If you need assistance, call Shareholder Services at 1-866-202-2263.

Share Certificates. The Funds will not issue certificates evidencing ownership of shares. Instead, your account will be credited with the number of shares purchased, relieving you of responsibility for safekeeping of certificates, and the need to deliver them upon redemption. Written confirmations are issued for all share transactions.

Performance Comparisons and Other Information. In reports or other communications to investors, or in advertising material, a Fund may describe general economic and market conditions affecting such Fund and may compare its performance with other mutual funds as listed in the rankings prepared by nationally recognized rating services and financial publications that monitor mutual fund performance. Each Fund may also, from time to time, compare its performance to one or more appropriate market or economic indices. Publications other than those distributed by the Funds may contain comparisons of the Funds’ performance to the performance of various indices and investments for which reliable data is widely available. These publications may also include averages, performance rankings or other information prepared by recognized organizations providing mutual fund statistics. The Funds are not responsible for the accuracy of any data published by third party organizations.

Codes of Ethics. The Board has approved the Codes of Ethics (“Codes”) of the Company and the Manager concerning the trading activities of certain personnel. The Board is responsible for overseeing the implementation of the Company’s Code. The Codes govern investment personnel who may have knowledge of the investment activities of the Funds. The Codes require these investment personnel to file regular reports concerning their personal securities transactions and prohibit certain activities that might result in harm to the Funds. The Company and the Manager have filed copies of their respective Codes with the SEC. Copies of the Codes may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. The Codes are also available on the SEC’s EDGAR database at the SEC’s website (www.sec.gov). Copies may be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Anti-Money Laundering Procedures. The Board has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Identity Theft Procedures. The Board has approved procedures designed to prevent and detect identity theft pursuant to Regulation S-ID. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the Transfer Agent, subject to the oversight and supervision of the Board.

Proxy Voting Policies and Procedures. The Company has adopted proxy voting policies and procedures under which the Company votes proxies relating to securities held by each Fund (“Proxy Voting Policy”). The Company’s primary consideration in its Proxy Voting Policy is the financial interest of each Fund and its shareholders. The Proxy Voting Policy is included as an exhibit to the SAI, which is available upon request and without charge by calling Shareholder Services at 1-866-202-2263.

Information regarding how proxies related to the Funds’ portfolio holdings were voted during the 12-month period ending June 30th will be available, without charge, upon request by calling Shareholder Services at 1-866-202-2263, and on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure Policy. The Company has established a policy with respect to the disclosure of Fund portfolio holdings. A description of this policy is provided in the SAI.

Notice Regarding Unclaimed Property. If no activity occurs in your account within the time period specified by applicable state law, your property may be transferred to the appropriate state.

35

FINANCIAL HIGHLIGHTS – THE FAIRHOLME FUND

The Financial Highlights table is intended to help you understand The Fairholme Fund’s financial performance for the past five years of operations. Certain information reflects financial results for a single share of The Fairholme Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in The Fairholme Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Fairholme Fund’s independent registered public accounting firm, whose report, along with The Fairholme Fund’s financial statements, is included in The Fairholme Fund’s annual report, which is available upon request.

	For the Fiscal Year Ended November 30,
	2014		2013		2012	2011		2010
Per Share Operating Performance

Net Asset Value, Beginning of Year	$42.76		$29.89		$25.10	$34.19		$28.90

Investment Operations
Net Investment Income (Loss) (1)	(0.19)		(0.10)		0.15	(0.07)		0.33
Net Realized and Unrealized Gain (Loss) on Investments	(1.21)		12.97		5.55	(6.95)		5.22

Total from Investment Operations	(1.40)		12.87		5.70	(7.02)		5.55

Dividends and Distributions
From Net Investment Income	—		—		(0.70)	(0.39)		(0.27)
From Realized Capital Gains	(3.40)		—		—	(1.69)		—
From Return of Capital	—		—		(0.21)	—		—

Total Dividends and Distributions	(3.40)		—		(0.91)	(2.08)		(0.27)

Redemption Fees (1)	0.00	(2)	0.00	(2)	0.00 (2)	0.01		0.01

Net Asset Value, End of Year	$37.96		$42.76		$29.89	$25.10		$34.19

Total Return	(3.50)%		43.06%		23.69%	(22.10)%		19.37%
Ratios/Supplemental Data
Net Assets, End of Year (in 000’s)	$6,776,885		$8,789,849		$6,992,078	$8,015,294		$16,847,081
Ratio of Expenses to Average Net Assets	1.06	%(3)	1.02	%(4)(5)	1.00%	1.01	%(6)	1.00%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.48)%		(0.29)%		0.52%	(0.22)%		1.02%
Portfolio Turnover Rate	1.62%		15.59%		1.57%	43.95%		88.74%

(1)	Based on average shares outstanding.
(2)	Redemption fees represent less than $0.01.
(3)	0.04% is attributable to legal expenses incurred outside of the 1.00% management fee and 0.02% is attributable to miscellaneous expenses incurred outside of the 1.00% management fee.
(4)	0.02% is attributable to legal expenses incurred outside of the 1.00% management fee.
(5)	Less than 0.01% is attributable to interest expenses incurred outside of the 1.00% management fee.
(6)	0.01% is attributable to legal expenses incurred outside of the 1.00% management fee.

36

FINANCIAL HIGHLIGHTS – THE INCOME FUND

The Financial Highlights table is intended to help you understand The Income Fund’s financial performance for the period from commencement of operations (December 31, 2009) through the fiscal year ended November 30, 2014. Certain information reflects financial results for a single share of The Income Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in The Income Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Income Fund’s independent registered public accounting firm, whose report, along with The Income Fund’s financial statements, is included in The Income Fund’s annual report, which is available upon request.

	For the Fiscal Year Ended November 30, 2014		For the Fiscal Year Ended November 30, 2013		For the Fiscal Year Ended November 30, 2012		For the Fiscal Year Ended November 30, 2011	For the Period Ended November 30, 2010(1)
Per Share Operating Performance

Net Asset Value, Beginning of Period	$11.98		$10.02		$9.71		$10.70	$10.00

Investment Operations
Net Investment Income (2)	0.22		0.46		0.97		0.64	0.45
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)		2.12		0.31		(0.95)	0.45

Total from Investment Operations	(0.29)		2.58		1.28		(0.31)	0.90

Dividends and Distributions
From Net Investment Income	(0.19)		(0.62)		(0.97)		(0.64)	(0.20)
From Realized Capital Gains	(0.68)		—		—		(0.04)	—

Total Dividends and Distributions	(0.87)		(0.62)		(0.97)		(0.68)	(0.20)

Net Asset Value, End of Period	$10.82		$11.98		$10.02		$9.71	$10.70

Total return	(2.67)%		26.91%		13.45%		(3.24)%	9.05	%(3)
Ratios/Supplemental Data
Net Assets, End of Period (in 000’s)	$216,047		$246,988		$257,430		$299,224	$364,235
Ratio of Expenses to Average Net Assets:
Before Expenses Waived	1.00%		1.00%		1.00%		1.00%	1.00	%(4)
After Expenses Waived	1.00	%(5)	1.00	%(5)	0.91	%(5)	0.67%	0.50	%(4)
Ratio of Net Investment Income to Average Net Assets	1.94%		4.28%		9.53%		5.96%	4.69	%(4)
Portfolio Turnover Rate	38.86%		42.87%		8.27%		91.67%	77.03	%(3)

(1)	The Income Fund commenced operations on December 31, 2009.
(2)	Based on average shares outstanding.
(3)	Not Annualized.
(4)	Annualized.
(5)	Effective March 29, 2012, the Manager’s contractual management fee waiver/expense reimbursement for the Fund expired.

37

FINANCIAL HIGHLIGHTS – THE ALLOCATION FUND

The Financial Highlights table is intended to help you understand The Allocation Fund’s financial performance for the period from commencement of operations (December 31, 2010) through the fiscal year ended November 30, 2014. Certain information reflects financial results for a single share of The Allocation Fund. The total return in the table represents the rate that an investor would have earned (or lost) on an investment in The Allocation Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, The Allocation Fund’s independent registered public accounting firm, whose report, along with The Allocation Fund’s financial statements, is included in The Allocation Fund’s annual report, which is available upon request.

	For the Fiscal Year Ended November 30, 2014		For the Fiscal Year Ended November 30, 2013		For the Fiscal Year Ended November 30, 2012		For the Period Ended November 30, 2011(1)
Per Share Operating Performance

Net Asset Value, Beginning of Period	$13.82		$9.33		$8.29		$10.00

Investment Operations
Net Investment Income (Loss) (2)	(0.10)		(0.09)		0.07		(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	(1.15)		4.64		0.97		(1.69)

Total from Investment Operations	(1.25)		4.55		1.04		(1.71)

Dividends and Distributions
From Net Investment Income	—		(0.06)		—		—

Total Dividends and Distributions	—		(0.06)		—		—

Redemption Fees (2)	0.00	(3)	0.00	(3)	0.00	(3)	0.00	(3)

Net Asset Value, End of Period	$12.57		$13.82		$9.33		$8.29

Total Return	(9.04)%		49.09%		12.55%		(17.10	)%(4)
Ratios/Supplemental Data
Net Assets, End of Period (in 000’s)	$378,750		$359,470		$255,430		$212,122
Ratio of Expenses to Average Net Assets:
Before Expenses Waived	1.00%		1.01	%(5)	1.00%		1.00	%(6)
After Expenses Waived	1.00	%(7)	1.01	%(7)	0.92	%(7)	0.75	%(6)
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.73)%		(0.80)%		0.74%		(0.30	)%(6)
Portfolio Turnover Rate	33.15%		35.97%		26.96%		41.60	%(4)

(1)	The Fund commenced operations on December 31, 2010.
(2)	Based on average shares outstanding.
(3)	Redemption fees represent less than $0.01.
(4)	Not Annualized.
(5)	0.01% is attributable to interest expense incurred outside of the 1.00% management fee.
(6)	Annualized.
(7)	Effective March 29, 2012, the Manager’s contractual management fee waiver/expense reimbursement for the Fund expired.

38

APPENDIX A

BOND RATINGS

Moody’s Investors Service, Inc.

Aaa – Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa – Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A – Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa – Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba – Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B – Obligations rated B are considered speculative and are subject to high credit risk.

Caa – Obligations rated Caa are judged to be speculative, of poor standing and are subject to very high credit risk.

Ca – Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C – Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Absence of Rating – When no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue. Should no rating be assigned, the reason may be one of the following:

(a)	An application was not received or accepted.
(b)	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.
(c)	There is a lack of essential data pertaining to the issue or issuer.
(d)	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note – Moody’s appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

Standard & Poor’s Ratings Services

AAA – An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA – An obligation rated AA differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A – An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB – An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB; B; CCC; CC; and C – Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB – An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

39

B – An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC – An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC – An obligation rated CC is currently highly vulnerable to nonpayment.

C – A C rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the C rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D – An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within five business days, irrespective of any grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to D upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

NR – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-) – The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

40

You can register for e-mail delivery of important Fund documents, including the SAI, shareholder reports, and other information, instead of receiving documents through the mail. By registering for E-Delivery, you will receive e-mail notifications when shareholder documents become available online. Sign up today at www.fairholmefunds.com, or by contacting your financial advisor or financial services organization.

FOR MORE INFORMATION

Additional information regarding the Funds’ investment strategies, policies, service providers, and other matters is included in the SAI. The SAI, dated March 27, 2015, has been filed with the SEC and is incorporated by reference into this Prospectus.

Additional information regarding each Fund’s investments is available in each Fund’s annual and semi-annual reports to shareholders, and each Fund’s audited financial information is available in each Fund’s annual report to shareholders. In each Fund’s annual report to shareholders, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

The SAI and the Funds’ annual and semi-annual reports to shareholders are available, without charge, upon request. For shareholder inquiries, or to request a copy of the SAI, the annual report, the semi-annual report to shareholders or other information about the Funds, please contact the Company at:

FAIRHOLME FUNDS, INC.

c/o BNY Mellon Investment Servicing (US) Inc.

P.O. Box 9692

Providence, Rhode Island 02940-9692

1.866.202.2263

A copy of the requested document(s) will be mailed to you within three business days after the receipt of your request. The SAI, annual reports, and semi-annual reports to shareholders are also available at www.fairholmefunds.com.

Information about the Funds (including the SAI) can also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information concerning the operation of the Public Reference Room may be obtained by calling the SEC at 1.202.551.8090. Reports and other information about the Funds are also available on the EDGAR Database on the SEC’s website (www.sec.gov). Copies of this information can be obtained, after paying a duplicating fee, by electronic request (publicinfo@sec.gov), or by writing the SEC’s Public Reference Section, Washington, DC 20549-1520.

Investment Company Act No. 811-09607

THE FAIRHOLME FUND

Ticker: FAIRX

THE FAIRHOLME FOCUSED INCOME FUND

Ticker: FOCIX

THE FAIRHOLME ALLOCATION FUND

Ticker: FAAFX

STATEMENT OF ADDITIONAL INFORMATION

March 27, 2015

Series of

FAIRHOLME FUNDS, INC.

(the “Company”)

4400 Biscayne Blvd.

Miami, FL 33137

TELEPHONE: 1-866-202-2263

Website: www.fairholmefunds.com

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of each of The Fairholme Fund (“The Fairholme Fund”), The Fairholme Focused Income Fund (“The Income Fund”), and The Fairholme Allocation Fund (“The Allocation Fund”) (each a “Fund” and collectively, the “Funds”), dated March 27, 2015 (the “Prospectus”).

The audited financial statements of each Fund for the fiscal year ended November 30, 2014 are included in each Fund’s annual report to shareholders (the “Annual Report”). The Annual Report is incorporated into this SAI by reference. You may obtain a copy of the Prospectus and each Fund’s Annual Report, free of charge, by writing to Fairholme Funds, Inc. c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692, by calling Fund Shareholder Services at 1-866-202-2263, or by visiting the Company’s website: www.fairholmefunds.com.

INTRODUCTION

The Company was incorporated in Maryland on October 8, 1999 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). The Company currently has three series, The Fairholme Fund, The Income Fund, and The Allocation Fund. All of the Funds are described in this SAI.

The Fairholme Fund commenced operations on December 29, 1999. The Income Fund commenced operations on December 31, 2009. The Allocation Fund commenced operations on December 31, 2010. Each Fund is non-diversified, which means that it may concentrate its investments in a smaller number of companies than a diversified fund. Each Fund offers one class of shares.

The Company’s Board of Directors (the “Board” or the “Directors”) oversees the affairs of the Company. The Board has delegated the day-to-day management and operations of the Funds to Fairholme Capital Management, L.L.C. (the “Manager”).

INVESTMENT POLICIES AND SECURITIES AND INVESTMENT OPTIONS

Each Fund’s investment objective and principal investment strategies are detailed in the Prospectus. This section provides additional information about the principal investment strategies and risks of the Funds as well as other investment strategies that the Funds may pursue and the risks associated therewith.

The following investment options apply to all Funds:

Asset-Backed Securities. The Funds may invest in asset-backed securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases, and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. For example, the Funds may invest in collateralized debt obligations (“CDOs”), which include collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust, which is backed by a diversified pool of high-risk, below investment grade fixed-income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

Asset-backed securities are subject to risks associated with changes in interest rates, prepayment of underlying obligations, and default by borrowers. The risk of default includes a borrower’s failure to make timely interest and principal payments when due and to maintain the underlying collateral. In its capacity as purchaser of an asset-backed security, a Fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Asset-backed securities may be subject to greater risk of default during periods of economic downturn. Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. Furthermore, in some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Cash Reserves. Although the Funds will normally hold a focused portfolio of securities, the Funds are not required to be fully invested and may maintain a significant portion of their total assets in cash and securities generally considered to be cash equivalents, including U.S. Government securities, money market funds, commercial paper, repurchase agreements, and other high quality money market instruments. From time to time, cash and cash reserves may also include foreign securities, including short-term obligations of foreign governments or other high quality foreign money market instruments. The Funds and the Manager believe that a certain amount of liquidity in each Fund’s portfolio is desirable to meet operating requirements and to take advantage of new investment opportunities. Under adverse market or other conditions or when a Fund is unable to find sufficient investment opportunities meeting its criteria for investment, cash and cash reserves may comprise a large percentage of the Fund’s total assets. When a Fund holds a significant portion of its assets in cash and cash reserves, the Fund may not meet its investment objective and the Fund’s performance may be negatively affected.

Common Stock. Shares of common stock represent units of ownership in a corporation. Owners of common stock are typically entitled to vote on the selection of directors and other important matters as well as to receive dividends on their holdings (if applicable). In the event of liquidation of the corporation, the claims of secured and unsecured creditors and owners of bonds and preferred stock take precedence over the claims of those who own common stock. Increases and decreases in earnings are usually reflected in a corporation’s stock price, so shares of common stock generally have the greatest appreciation and depreciation potential of all corporate securities.

Convertible Securities. Traditional convertible securities include corporate bonds, notes, and preferred stock that may be converted into or exchanged for common stock and/or other securities that also provide an opportunity for equity participation. These securities are generally convertible either at a stated price or a stated rate (that is, for a specific number of shares of common stock or other security). As with other fixed-income securities, the price of a convertible security to some extent varies inversely with interest rates. While providing a fixed-income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a non-convertible debt security), a convertible security also affords the investor an opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible. As the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the price of a convertible security tends to rise as a reflection of the value of the underlying common stock. To obtain such a higher yield, the Funds may be required to pay for a convertible security an amount in excess of the value of the underlying common stock. Common stock acquired by a Fund upon conversion of a convertible security will generally be held for so long as such stocks are anticipated to provide the Fund with opportunities that are consistent with the Fund’s investment objectives and policies.

Credit Default Swap Agreements. The “buyer” in a credit default swap contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or restructuring. A Fund may be either the buyer or seller in the transaction. If a Fund is a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, a Fund typically must pay the contingent payment to the buyer, which will be either (i) the “par value” (face amount) of the reference obligation, in which case the Fund will receive the reference obligation in return, or (ii) an amount equal to the difference between the par value and the current market value of the reference obligation. The periodic payments previously received by the Fund, coupled with the value of any reference obligation received, may be less than the full amount it pays to the buyer, resulting in a loss of value to the Fund. If a Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives the face amount for a reference obligation that may have little or no value.

Credit default swaps may involve greater risks than if a Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, and credit risk.

Debt Securities. The Funds may invest in corporate and U.S. Government debt securities. Corporate debt securities include debt obligations offered by public or private corporations either registered or unregistered. The market value of such securities may fluctuate in response to interest rates and the creditworthiness of the issuer. The Funds may invest in debt securities that are non-investment grade or are in default.

U.S. Government debt securities include direct obligations of the U.S. Government and obligations issued by U.S. Government agencies and instrumentalities. Although certain securities issued by the U.S. Government, its agencies or instrumentalities are backed by the full faith and credit of the U.S. Government, others are supported only by the credit of that agency or instrumentality. There is no guarantee that the U.S. Government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest. In addition, a security backed by the U.S. Treasury or the full faith and credit of the U.S. Government is guaranteed only as to the timely payment of interest and principal when held to maturity. The current market prices for such securities are not guaranteed and will fluctuate. Certain U.S. Government agency securities or securities of U.S. Government-sponsored entities are backed by the right of the issuer to borrow from the U.S. Treasury, or are supported only by the credit of the issuer or instrumentality. While the U.S. Government provides financial support to those U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so and those securities are neither guaranteed nor issued by the U.S. Government. In the case of securities backed by the full faith and credit of the U.S. Government, shareholders are primarily exposed to interest rate risk.

Depository Receipts. American Depository Receipts, or ADRs, are depository receipts typically issued by a U.S. bank or trust company that evidence ownership of underlying securities issued by a foreign corporation. Global Depository Receipts, or GDRs, European Depository Receipts, or EDRs, and other types of depository receipts are typically issued by non-U.S. banks or trust companies and evidence ownership of underlying securities issued by either a U.S. or a non-U.S. company. Generally, depository receipts in registered form are designed for use in the U.S. securities markets, and depository receipts in bearer form are designed for use in securities markets outside of the United States. For purposes of determining the country of issuance, investments in depository receipts of either type are deemed to be investments in the underlying securities.

Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored depository receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the depository receipts.

Derivatives. Each Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment strategies. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. A Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, and to obtain exposure to otherwise inaccessible markets.

The Funds may invest in futures, options, and swaps. These may involve listed and cleared transactions, in which the counterparty is an exchange or clearinghouse, and non-cleared bilateral “over-the-counter” (“OTC”) transactions, in which the trade counterparty is a financial institution. Exchange-traded or cleared derivatives transactions tend to be more liquid and subject to less counterparty credit risk than those that are privately negotiated.

The Funds may use the following types of derivatives.

•

Futures Contracts and Options on Futures Contracts. A futures contract is a standardized, exchange-traded agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. A Fund may purchase or sell futures contracts and options thereon to hedge against changes in interest rates, securities (through index futures or options) or currencies. A Fund may also purchase or sell futures contracts for foreign currencies or options for non-hedging purposes as a means of making direct investments in foreign currencies.

•

Options. An option is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy (a “call option”) or sell (a “put option”) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. Investments in options are considered speculative. A Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. A Fund’s investments in options may include the following:

•

Options on Foreign Currencies. A Fund may invest in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for hedging purposes to protect against declines in the U.S. dollar value of foreign currency denominated securities held by the Fund and against increases in the U.S. dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs. A Fund may also invest in options on foreign currencies for non-hedging purposes as a means of making direct investments in foreign currencies.

•

Options on Securities. A Fund may purchase or write a put or call option on securities. A Fund will only exercise an option it purchased if the price of the security was less (in the case of a put option) or more (in the case of a call option) than the exercise price. If a Fund does not exercise an option, the premium it paid for the option will be lost. Normally, a Fund will write “covered” options (i.e., an option for securities the Fund owns), but may write an uncovered call option for cross-hedging purposes.

•

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

•

Swap Transactions. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset (the “notional” principal amount). Most swaps are entered into on a net basis (i.e., the two payment streams are netted out, with a fund receiving or paying, as the case may be, only the net amount of the two payments). Payments received by a Fund from swap agreements will result in taxable income, either as ordinary income or capital gains. Generally, the notional principal amount is used solely to calculate the payment streams but is not exchanged. Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Although central clearing is expected to reduce counterparty credit risk and increase liquidity, it will not make swap transactions risk free.

A Fund’s use of derivatives may involve the following types of risks, which differ from and, in certain cases, may be greater than, the risks presented by more traditional investments.

•	Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to a Fund’s interest.

•

Management Risk. Derivative products are highly specialized instruments and require risk analyses that differ from those associated with stocks and bonds. Adequate controls must be used to monitor, among other things, the ability to assess the risk that a derivative adds to a Fund’s investment portfolio and the ability to forecast price, interest rate or currency exchange rate movements correctly.

•

Credit Risk. This is the risk that a loss may be sustained by a Fund as a result of the failure of the counterparty to a derivative to comply with the terms of the derivative contract. Unlike for a derivative traded on an exchange or through a clearinghouse, where the exchange or clearinghouse provides a guarantee of performance, uncleared OTC derivatives carry no such clearing agency guarantee. Therefore, in evaluating potential credit risk for any uncleared OTC derivative, a Fund considers the creditworthiness of the counterparty.

•

Counterparty Risk. The value of an OTC derivative will depend on the ability and willingness of the counterparty to perform its obligations under the transaction. If the counterparty defaults, the investing Fund will have contractual remedies but may choose not to enforce them to avoid the cost and unpredictability of legal proceedings. In addition, if a counterparty fails to meet its contractual obligations, the Fund could miss investment opportunities or otherwise be required to retain investments it would prefer to sell, resulting in losses for the Fund. OTC derivatives generally expose a Fund to greater counterparty risk than derivatives traded on an exchange or through a clearinghouse.

New regulations affecting derivatives transactions now, or will soon, require certain standardized derivatives, including many types of swaps, to be subject to mandatory central clearing. Under these new requirements, a central clearing organization will be substituted as the counterparty to each side of the derivatives transaction. Each party to derivatives transactions will be required to maintain its positions with a clearing organization through one or more clearing brokers. Central clearing is expected to reduce, but not eliminate, counterparty risk. A Fund will be subject to the risk that its clearing member or clearing organization will itself be unable to perform its obligations.

•

Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

•

Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

•

Regulatory Risk. The U.S. Government and regulatory authorities are currently adopting and implementing additional regulations governing derivatives markets, such as the clearing requirements discussed above, as well as margin, reporting and registration requirements. Although the extent and cost of these regulations is not yet known, such regulations could, among other things, restrict a Fund’s ability to engage in derivatives transactions and/or increase the cost of such derivative transactions. In addition, actions that have been taken or proposed to be taken with respect to options and futures trading include increased restrictions and requirements regarding reporting for speculative positions, daily price fluctuation for futures and options transactions, and increased margin requirements for futures transactions.

•

Other Risks. Other risks associated with using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives are often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund’s use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund’s investment objective.

Foreign (Non-U.S.) Securities. The Funds may invest in securities of non-U.S. companies, including depository receipts and similar equity securities, corporate debt securities and short-term debt obligations of foreign governments, and other foreign money market instruments.

Short-term debt obligations of foreign governments acquired by The Fairholme Fund will generally have a maturity of six months or less and a credit rating of “A” or better by Standard & Poor’s (“S&P”) or a similar rating by another nationally recognized statistical rating organization (“NRSRO”). Other debt securities of non-U.S. companies may be purchased by The Fairholme Fund without regard to NRSRO ratings. See “Credit Risk,” “Interest Rate Risk” and “Investment in High Yield Securities” below for a description of the risks of investing in debt and other fixed-income securities.

Investments in foreign companies involve certain risks not typically associated with investing in domestic companies. An investment in a foreign company may be affected by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a domestic company and foreign companies may not be subject to the same degree of regulation as U.S. companies. Foreign companies, including foreign service providers used by the Funds in connection with these investments, generally are not subject to uniform accounting, auditing, and financial reporting standards. Dividends and interest on foreign securities may be subject to foreign withholding taxes. Such taxes may reduce the net return to Fund shareholders. Foreign securities are often denominated in a currency other than the U.S. dollar. Accordingly, the Funds will be subject to the risks associated with fluctuations in currency values. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of a Fund’s investments in foreign securities. In connection with investments in foreign securities, there is the possibility of expropriation, confiscation, taxation, currency blockage, transaction processing delays or restrictions, or political or social instability that could negatively affect the Funds and the value of an investment in the Funds.

Illiquid and Restricted Securities. Each Fund may not invest more than 15% of its net assets in illiquid securities. A security shall be deemed illiquid if it cannot be disposed of within seven days at approximately the amount at which the security is valued by a Fund. Illiquid securities may be difficult to sell promptly at an acceptable price because of a lack of an available market and other factors. The sale of some illiquid and other types of securities may be subject to legal restrictions. A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Because illiquid securities may present a greater risk of loss than other types of securities, the Funds will not invest in such securities in excess of the limits set forth above.

The Funds may invest in securities acquired in a privately negotiated transaction from the issuer or a holder of the issuer’s securities. Such securities may not be distributed publicly without registration under the Securities Act of 1933, as amended (the “Securities Act”). Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Restricted and illiquid securities are valued by the Manager in accordance with procedures approved by the Board in a manner intended to reflect the fair market value of such securities. Securities that are subject to substantial market and credit risk may have greater liquidity risk.

Investment Companies. The Funds may not acquire securities issued by other investment companies, except as permitted by the 1940 Act and the rules and regulations thereunder or any exemption order or regulatory guidance thereunder. As a shareholder of another investment company, a Fund would bear its pro rata portion of that company’s advisory fees and other expenses. Such fees and expenses will be borne indirectly by the Fund’s shareholders.

Loan Participations and Assignments (Bank Debt). The Funds may invest in bank debt, which includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance, and sale of debt obligations. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower, and one or more financial institutions (“Lenders”), including banks. The Funds’ investment may be in the form of participations in loans (“Participations”) or of assignments of all or a portion of loans from third parties (“Assignments”).

A Fund has the right to receive payments of principal, interest, and any fees to which it is entitled only from the Lender selling Participations and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. Thus, a Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. In addition, in connection with purchasing Participations, a Fund generally will have no role in negotiating or effecting amendments, waivers, and consents with respect to the loans underlying the Participations. In the event of the insolvency of the Lender, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.

In certain cases, the rights and obligations acquired by a Fund through the purchase of an Assignment may differ from, and be more limited than, those held by the assigning selling institution. Assignments are sold strictly without recourse to the selling institutions, and the selling institutions will generally make no representations or warranties to the Fund about the underlying loan, the borrowers, the documentation of the loans or any collateral securing the loans.

Investments in Participations and Assignments involve additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired, and that a Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral.

A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the borrower, the Fund may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system, but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Consequently, a Fund may have difficulty disposing of Assignments or Participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for a Fund to assign a value to Assignments or Participations when valuing the Fund’s securities and calculating the net asset value (“NAV”) of the Fund.

Margin Purchases. The Funds may not purchase securities on margin, except (i) as otherwise permitted under rules adopted by the SEC under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Funds may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and may make margin payments in connection with futures contracts, options, forward contracts, swaps, and other financial instruments.

Preferred Stock. The Funds may invest in shares of preferred stock. These investments include convertible preferred stock, which includes an option for the holder to convert the preferred stock into the issuer’s common stock under certain conditions, among which may be the specification of a future date when the conversion must begin, a certain number of common shares per preferred shares, or a certain price per share for the common stock. Convertible preferred stock tends to be more volatile than non-convertible preferred stock, because its value is related to the price of the issuer’s common stock as well as the dividends payable on the preferred stock. Preferred shares generally pay dividends at a specified rate and generally have preference over common shares in the payments of dividends and the liquidation of an issuer’s assets. Dividends on preferred shares are generally payable at the discretion of the issuer’s board of directors. Accordingly, shareholders may suffer a loss of value if dividends are not paid. The market prices of preferred shares are also sensitive to changes in interest rates and in the issuer’s creditworthiness. Accordingly, shareholders may experience a loss of value due to adverse interest rate movements or a decline in the issuer’s credit rating.

Real Estate Investment Trusts. The Funds may invest in real estate investment trusts (“REITs”). Equity REITs invest directly in real property while mortgage REITs invest in mortgages on real property. REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. REITs pay dividends to their shareholders based upon available funds from operations. It is quite common for these dividends to exceed a REIT’s taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. The Funds intend to include the gross dividends from such REITs in their distributions to shareholders and, accordingly, a portion of the Funds’ distributions may also be designated as a return of capital. A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

Repurchase Agreements. Each Fund may invest a portion of its assets in repurchase agreements (“Repos”) with broker-dealers, banks, and other financial institutions, provided that the Fund’s custodian at all times has possession of the securities serving as collateral for the Repos or has proper evidence of book entry receipt of said securities. In a Repo, a Fund purchases securities subject to the seller’s simultaneous agreement to repurchase those securities from the Fund at a specified price and time (as short as one day and as long as several weeks). The repurchase price reflects an agreed-upon interest rate during the time of investment. The collateral may consist of cash items, U.S. Government debt securities, or securities that, at the time the Repo is entered into, have been determined to be liquid and issued by a person with an exceptionally strong capacity to meet its financial obligations. A Repo exposes a Fund to the risk that the party that sells the securities will default on its obligation to repurchase those securities. If that happens, the Fund can lose money because it may not be able to sell the securities at the agreed-upon time and price or because the securities may lose value before they can be sold. If an institution with whom a Fund has entered into a Repo enters insolvency proceedings, the resulting delay, if any, in the Fund’s ability to liquidate the securities serving as collateral could cause the Fund some loss if the securities declined in value prior to liquidation. To minimize the risk of such loss, the Funds will enter into Repos only with institutions and dealers considered creditworthy.

Rights and Warrants. The Funds may invest in rights or warrants. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities that may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales. The Funds may engage in short sale transactions as a part of overall portfolio management or to offset a potential decline in the value of a security. A short sale involves the sale of a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. When a Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Although a Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

When-Issued Securities and Delayed-Delivery Transactions. The Funds may purchase securities on a when-issued basis, and they may purchase or sell securities for delayed-delivery. These transactions occur when securities are purchased or sold by a Fund with payment and delivery taking place at some future date. A Fund may enter into such transactions when, in the Manager’s opinion, doing so may secure an advantageous yield and/or price to the Fund that might otherwise be unavailable. The Funds have not established any limit on the percentage of assets they may commit to such transactions. To minimize the risks of entering into these transactions, the Funds will maintain a segregated account with their custodian consisting of cash, or other high-grade liquid debt securities, denominated in U.S. dollars or non-U.S. currencies, in an amount equal to the aggregate fair market value of their commitments to such transactions.

The following investment options apply to The Fairholme Fund only:

Control and Other Substantial Positions. The Fairholme Fund may make investments in the securities of a company for the purpose of affecting the management or control of the company, subject to applicable legal restrictions with respect to the investment.

These investments impose additional risks for The Fairholme Fund other than a possible decline in the value of the investments. The Fairholme Fund, individually or together with other accounts managed by the Manager, may obtain a controlling or other substantial position in a public or private company (each, a “Portfolio Company”). Should The Fairholme Fund and other accounts managed by the Manager obtain such a position, the Manager may be required to make filings with the SEC concerning holdings in the Portfolio Company. The application of statutory and regulatory requirements to The Fairholme Fund, or to the Manager and its affiliates, could restrict activities contemplated by The Fairholme Fund, or by the Manager and its affiliates, with respect to a Portfolio Company or limit the time and the manner in which The Fairholme Fund is able to dispose of its holdings or hedge such holdings. The Fairholme Fund or the Manager and its affiliates may be required to obtain relief from the SEC or its staff prior to engaging in certain activities with respect to a Portfolio Company that could be deemed a joint arrangement under the 1940 Act.

The Fairholme Fund may incur substantial expenses when taking control or other substantial positions in a company, and there is no guarantee that such expenses can be recouped. In addition, The Fairholme Fund’s investments could be frozen in minority positions and The Fairholme Fund could incur substantial losses.

The Fairholme Fund could be exposed to various legal claims by governmental entities, or by a Portfolio Company, its security holders and its creditors, arising from, among other things, The Fairholme Fund’s status as an insider or control person of a Portfolio Company or from the Manager’s designation of directors to serve on the boards of directors of a Portfolio Company. Such legal claims include claims that The Fairholme Fund or the Manager (as a controlling person) is liable for securities laws violations by the Portfolio Company or environmental damage or product defects caused by the Portfolio Company or failure to supervise the Portfolio Company. Such legal claims also include claims that The Fairholme Fund, as a control person or significant shareholder of the Portfolio Company, has a fiduciary responsibility to other shareholders in connection with The Fairholme Fund’s voting or investment decisions with respect to its holdings of the Portfolio Company’s shares. Notwithstanding the foregoing, neither The Fairholme Fund nor the Manager intends to have unilateral control of any Portfolio Company, and may be unable to control the timing or occurrence of an exit strategy for any Portfolio Company.

Special Situations. From time to time, The Fairholme Fund intends to invest in special situations, which may involve purchases of securities, including equity securities, fixed-income securities (which may include high yield debt securities or “junk bonds”), and securities of companies that are in default. A special situation arises when, in the opinion of the Manager, the securities of a company will, within a reasonably estimated time, appreciate in value due to company specific developments that are independent of general business or market conditions. Such developments and situations include liquidations, reorganizations, recapitalizations, mergers, material litigation, technological breakthroughs, and new management or management policies. Although large and well-known companies may be involved, special situations often involve greater risk than is found in the normal course of investing. See “Credit Risk,” “Interest Rate Risk” and “Investment in High Yield Securities” below for a description of the risks of investing in debt and other fixed-income securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT OPTIONS AND RISK CONSIDERATIONS

Cyber Security Risk. As the use of the internet and other technologies has become more prevalent in the course of business, the Funds and their service providers, including the Manager, have become more susceptible to operational and financial risks associated with cyber security. Cyber security incidents can result from intentional attacks, such as obtaining unauthorized access to information systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or information, corrupting data or inciting operational disruptions. Cyber security incidents can also result from unintentional events, such as the inadvertent release of sensitive information. Any such incident with respect to a Fund, any of its service providers or an issuer of securities in which the Fund invests may affect business operations, potentially resulting in financial losses, privacy violations, transaction disruptions, legal and regulatory infractions and fines, reputational damage and compensation and/or additional compliance costs. There is no guarantee that any measures designed to reduce the risks associated with cyber security incidents will be effective, particularly since the Funds do not directly control the cyber security defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Future Developments. The Funds may take advantage of other investment practices that are not currently contemplated for use by the Funds, or are not available but may yet be developed, to the extent such investment practices are consistent with the Funds’ investment objectives and legally permissible for the Funds. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

Master-Feeder Option. Notwithstanding their other investment policies, the Funds may seek to achieve their investment objectives by investing substantially all net assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those of the Funds. Although such an investment may be made in the sole discretion of the Directors, a Fund’s shareholders will be given 30 days prior notice of any such investment. There is no current intent to make such an investment.

Portfolio Turnover. A Fund’s portfolio turnover rate may vary significantly from year to year. High portfolio turnover in any year will result in the payment by a Fund of above-average transaction costs and could result in the payment by shareholders of above-average taxes on realized investment gains. Distributions to shareholders of such investment gains, to the extent they consist of short-term capital gains, will be considered ordinary income for federal income tax purposes.

Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for the fiscal year by (2) the monthly average of the value of portfolio securities (excluding short-term securities and U.S. Government debt securities) owned during the fiscal year. A 100% turnover rate would occur if all the securities in a Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold, and either repurchased or replaced within one year.

Certain Risk Considerations. The following disclosure supplements the risk disclosure included in the Prospectus.

Credit Risk. The Funds’ investments are subject to credit risk. An issuer’s credit quality depends on its ability to pay interest on and repay its debt and other obligations. Defaulted securities or those expected to default are subject to additional risks in that the securities may become subject to a plan or reorganization that can diminish or eliminate their value. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for the security. The Funds do not rely on third party credit ratings to select their investments.

Interest Rate Risk. The Funds’ investments are subject to interest rate risk, which is the risk that the value of a security will decline because of a change in general interest rates. Investments subject to interest rate risk usually decrease in value when interest rates rise and rise in value when interest rates decline. Also, fixed-income securities with longer maturities typically experience a more pronounced change in value when interest rates change.

Investment in High Yield Securities. The Funds’ investments in securities that are rated below investment grade by one or more NRSRO or rating agency (i.e., Ba3 and lower by Moody’s Investors Service, Inc. (“Moody’s”) or BB—and lower by S&P and Fitch Investors Services, Inc. (“Fitch”)) or, if not rated, determined by the Manager to be of equivalent quality (“high yield securities”), are subject to greater risk of loss of principal and interest than higher-rated securities. High yield securities are also generally considered to be subject to greater market risk than higher-rated securities and the capacity of issuers of high yield securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, high yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities.

Although the Manager does not rely on the ratings of rating agencies in selecting such investments, debt securities rated Ba (including Ba1, Ba2 and Ba3) by Moody’s or BB (including BB+ and BB-) by S&P and Fitch are judged to have speculative elements or to be predominantly speculative with respect to the issuer’s ability to pay interest and repay principal. Debt securities rated B (including B1, B2, B3, B+ and B-) by Moody’s, S&P, and Fitch are judged to have highly speculative characteristics or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa (including Baa1, Baa2 and Baa3) by Moody’s are also judged to have speculative characteristics.

The market for high yield securities may be less liquid than the market for higher-rated securities, which can adversely affect the prices at which high yield securities can be sold. Adverse publicity and investor perceptions about high yield securities, whether or not based on fundamental analysis, may tend to decrease the market value and liquidity of these securities. To the extent there is no established secondary market for high yield securities, the Funds may experience difficulty in valuing such securities and, in turn, the Funds’ assets.

Although the Manager will attempt to reduce the risk inherent in investing in high yield securities through credit analysis and attention to current developments and other trends affecting fixed-income securities, losses may occur. Certain high yield securities in which the Funds may invest may contain call or buy-back features that permit the issuers thereof to call or repurchase such securities. Such securities may present risks based on prepayment expectations. If an issuer exercises such a provision, the Funds’ income may decline as a result of a loss of the higher income from such securities.

Ratings of fixed-income securities by the NRSROs are a generally accepted barometer of credit risk, although the Manager does not rely on credit ratings in selecting investments. Ratings are subject to certain limitations. The rating of a security is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in the credit risk of securities within each rating category. Some securities are rated by more than one NRSRO, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Funds, if a security is rated by two or more rating agencies, the Manager will deem the security to be rated at the highest rating.

Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Participation in Legal and Other Activities. A Fund may seek to assert its rights as a shareholder or owner of interests or assets in an issuer in which the Fund has invested. In addition, in connection with Fund investments, the Fund may engage in activities intended to affect public opinion and the actions of legislatures and governmental entities. To the extent it engages in any of the foregoing activities, the Fund may incur legal, consulting, public relation and similar expenses that the Fund may not be able to recoup through the investments.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures reasonably designed to prevent selective disclosure of the Funds’ portfolio holdings to third parties. Portfolio holdings are generally disclosed as required by law or regulation on a quarterly basis through reports to shareholders or filings with the SEC within 60 days after quarter end. Each Fund may also make certain disclosures for legitimate business purposes, such as to provide information to service providers or broker-dealers in connection with their performing services for the Fund, as long as the recipient of such disclosures has been notified, or has executed an agreement recognizing, that such recipient is subject to a duty of confidentiality and may not trade in securities on the basis of any non-public information that may be included in the disclosures. Each Fund reserves the right to request from a disclosure recipient or its senior officers certifications that such recipient will use the information only in a manner that is consistent with the Fund’s portfolio holdings disclosure policy and procedures and any applicable confidentiality agreement. Consistent with the foregoing, each of the following service providers of each Fund has been approved to receive information concerning the Fund’s portfolio holdings, and is subject to an arrangement with the Fund, pursuant to which the provider receives holdings information relating to the services provided: (i) the Fund’s independent registered public accounting firm; (ii) the Fund’s custodian; (iii) the Fund’s transfer agent, administrator, and fund accountant; and (iv) the Fund’s financial printer. Information is provided to these service providers as needed, including daily, in order for the service provider to perform its services for a Fund and with no time lag. Service providers are prohibited from using the portfolio holdings information for trading purposes and from sharing the portfolio holdings information, unless specifically authorized.

In addition, the executive officers of the Company (or the Chief Compliance Officer’s designee) (each an “Authorized Person”) may authorize disclosure of a Fund’s portfolio holdings to other persons only after determining that the disclosure of non-public portfolio holdings is not impermissible under applicable law or regulation, and after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, and any potential conflicts of interest between the Fund and its shareholders and the interests of the Manager and any of its affiliates. Authorized Persons must report any disclosure authorizations to the Board. The Directors will review at least annually information regarding the nature of any such disclosures and recipients. If the Directors determine that any such disclosure was inappropriate, the Directors will take such action as they deem necessary and appropriate to protect the interests of shareholders.

The Funds believe the foregoing policies and procedures reduce the likelihood that conflicts of interest will arise between shareholders and affiliates of the Funds. Both the Manager and the Funds have Codes of Ethics that govern conflicts of interest and that are designed to minimize the possibility that employees of the Funds or the Manager will act in a manner that is inconsistent with their respective duties to the Funds and Fund shareholders. No employee of the Funds, the Manager, or any of the Manager’s affiliates receives any compensation whatsoever in connection with proper disclosure of Fund portfolio holdings information.

INVESTMENT RESTRICTIONS

The restrictions listed below are fundamental policies of each Fund and may be changed only with the approval of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. As provided in the 1940 Act, a vote of a majority of the outstanding voting securities of a Fund means the affirmative vote of the lesser of (A) more than 50% of the outstanding shares of the Fund, or (B) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in the values of a Fund’s assets as a whole will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by the Fund at the time it purchases any security.

(1)

The Fund may not concentrate investments in an industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(2)

The Fund may not issue any senior security (as that term is defined in the 1940 Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

For the purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts, and other derivatives such as swaps, are not deemed to involve the issuance of a senior security.

(3)

The Fund may not act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

(4)

The Fund may not make loans, except through (i) the purchase of debt obligations in accordance with their investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds, each as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act.

(5)

The Fairholme Fund and The Income Fund. The Fund may not purchase or sell commodities, except that the Fund may enter into futures contracts, options on futures contracts, and privately-negotiated contracts for the current or future delivery of commodities.

The Allocation Fund. The Fund may purchase or sell commodities or options thereon to the extent permitted by applicable law.

(6)

The Fund may not purchase or sell real estate, except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.

INVESTMENT MANAGER

Information about the Manager, Fairholme Capital Management, L.L.C., is set forth in the Prospectus. This section contains additional information about the Manager and the portfolio manager.

Bruce R. Berkowitz is deemed to control the Manager. The Manager is a wholly-owned subsidiary of Fairholme Holdings LLC. Membership interests in Fairholme Holdings LLC are held by Gables Investment Partnership, LLLP, East Lane, LLC, and Mr. Berkowitz. Mr. Berkowitz is the Manager of Fairholme Holdings LLC, Managing Member of Gables Investment GP, LLC, and is the general partner and sole limited partner of Gables Investment Partnership, LLLP. Mr. Berkowitz is also the Managing Member of East Lane, LLC.

Portfolio Management

The table below identifies the portfolio manager, the number of accounts managed by the portfolio manager, and the total assets in such accounts, within each of the following categories: registered investment companies, pooled investment vehicles (private funds), and other accounts. Information in the table is shown as of November 30, 2014. Asset amounts are approximate and have been rounded.

	Registered Investment Companies		Pooled Investment Vehicles**		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets*	Number of Accounts	Total Assets	Number of Accounts	Total Assets***
Bruce R. Berkowitz	3	$7.4 billion	2	$372 million	166	$1.9 billion

*	Reflects the total assets of The Fairholme Fund, The Income Fund and The Allocation Fund.
**	These are proprietary pooled investment vehicles. The Manager is generally eligible to receive performance-based compensation with respect to its private fund clients.
***

Certain of the separate accounts invest a portion or all of their assets in one or more of the Funds. The total assets reflected above for such accounts exclude account assets invested in the Funds. Account assets invested in the Funds are included in the total assets of the Funds set forth under “Registered Investment Companies.”

Conflicts of Interest

The Manager currently serves as the investment adviser for the Funds, pooled investment vehicles and separate accounts. The Manager seeks to treat all clients fairly and equitably and has adopted policies and procedures reasonably designed to ensure that no client is disadvantaged over another where more than one client has the ability to invest in similar securities or participate in similar investment opportunities. Although many clients of the Manager have assets managed with the same overall investment philosophy, not all clients use the same specific investment strategies to achieve their goals. Some clients, for example, are permitted to invest without regard to liquidity and may pursue strategies that are not available to the Funds. In addition, separate account and/or pooled investment vehicle clients may be more concentrated in specific securities or industries than the Funds, which are limited by the 1940 Act’s restrictions on such concentration. Furthermore, different clients of the Manager have different restrictions on their permitted investment activities, whether by statute, contract or instruction of the client. As a consequence of employing differing strategies and taking into account total asset size and investment restrictions, among other applicable factors, the portfolio holdings and investment performance of the Manager’s clients may materially differ.

Portfolio Manager Compensation

The Company does not directly compensate any personnel of the Manager, including the portfolio manager. Currently, Mr. Berkowitz’s compensation from the Manager is in the form of a fixed guaranteed payment and a share of the Manager’s total profits.

As of November 30, 2014, the Manager received asset-based fees for its advisory services to its clients and is generally eligible to receive performance-based compensation with respect to its private fund clients. The portfolio manager is not compensated based directly on the performance of the Funds or the value of each Fund’s respective assets.

Ownership of Fund Securities

As of the fiscal year ended November 30, 2014, Mr. Berkowitz and his immediate family members owned shares of The Fairholme Fund worth in excess of $1,000,000, shares of The Income Fund worth in excess of $1,000,000, and shares of The Allocation Fund worth in excess of $1,000,000.

As of February 27, 2015, officers and employees of the Manager, collectively owned shares of The Fairholme Fund worth $198 million, shares of The Income Fund worth $6 million and shares of The Allocation Fund worth $109 million.

THE INVESTMENT MANAGEMENT AGREEMENTS

The Company has entered into an Investment Management Agreement with the Manager on behalf of each Fund (each, a “Management Agreement” and collectively, the “Management Agreements”). Under the terms of each Management Agreement, the Manager manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions. The Manager furnishes an investment program for each Fund; determines what investments should be purchased, sold, and held; and makes changes in the investments of the Fund. At all times, the Manager’s actions on behalf of the Funds are subject to the overall supervision and review of the Board. The Manager also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Funds. The Board has been advised of such potential conflicts and believes that the Manager has adequate policies and procedures designed to minimize the impact of any such conflicts on the Funds’ portfolio.

Pursuant to each Management Agreement, the Manager provides, or arranges to provide, administrative and all other services necessary to manage the business and day-to-day operational needs of the Fund including: transfer agency, fund accounting, fund administration, custody, legal, audit, compliance, certain directors’ fees, call center, fulfillment, travel, insurance, rent, printing, postage, and other office supplies. Under each Management Agreement, the Fund retains responsibility for portfolio commission expenses, acquired fund fees and expenses, and other extraordinary expenses, if any, including, litigation costs.

In consideration of the investment management and operating services provided by the Manager under each Management Agreement, the Company pays the Manager a management fee at an annual rate equal to 1.00% of the daily average net assets of each of The Fairholme Fund, The Income Fund, and The Allocation Fund.

Under each Management Agreement, the Manager may, with the Board’s approval, employ third parties, including affiliated service providers, to assist it in performing the various services required by the Fund. The Manager is responsible for compensating such parties.

Each Management Agreement provides that the Manager shall not be liable for any loss suffered by the Fund or its shareholders as a consequence of any act or omission in connection with services under the Management Agreement, except by reason of the Manager’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Each Management Agreement provides for an initial term of two years and thereafter may continue in effect from year to year if its continuance is approved at least annually (i) by the Board or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the directors who are not parties to such agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Management Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

For the fiscal years ended November 30, 2014, November 30, 2013, and November 30, 2012, the Company paid $81,932,070, $79,428,357 and $75,477,154, respectively, in fees to the Manager pursuant to the Management Agreement of The Fairholme Fund.

For the fiscal years ended November 30, 2014 and November 30, 2013, the Company paid $2,374,534 and $2,471,713, respectively, in fees to the Manager pursuant to the Management Agreement of The Income Fund. For the fiscal year ended November 30, 2012, the Manager was entitled to $2,827,600 in fees pursuant to the Management Agreement of The Income Fund. Pursuant to a then-effective agreement to waive a portion of its management fees, the Manager waived a portion of such fees for this period in the amount of $249,582, and accordingly received fees for such period in the amount of $2,578,018.

For the fiscal years ended November 30, 2014 and November 30, 2013, the Company paid $3,566,307 and $3,031,078, respectively, in fees to the Manager pursuant to the Management Agreement of The Allocation Fund. For the fiscal year ended November 30, 2012, the Manager was entitled to $2,727,767 in fees pursuant to the Management Agreement of The Allocation Fund. Pursuant to a then-effective agreement to waive a portion of its management fees, the Manager waived a portion of such fees for this period in the amount of $225,673, and accordingly received fees for such period in the amount of $2,502,094.

DIRECTORS AND OFFICERS

The Directors and officers of the Company are listed below.

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years or Longer§	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships Held by Director During Past 5 Years or Longer
Interested Directors and Officers

Bruce R. Berkowitz* Age 56	Director, President	Mr. Berkowitz has served as a Director of the Company since December 15, 1999.	Manager, Fairholme Holdings LLC since January 2015 and Chief Investment Officer, Fairholme Capital Management, L.L.C. since October 1997; Managing Member, Fairholme Capital Management, L.L.C. from October 1997 to December 2014.	3	Director and Chairman of the Board of Directors, The St. Joe Co.

Cesar L. Alvarez, Esq.* Age 67	Director	Mr. Alvarez has served as a Director of the Company since May 19, 2008.	Co-Chairman of Greenberg Traurig, LLP since 2013; Executive Chairman of Greenberg Traurig, LLP from 2010 to 2013; Chief Executive Officer of Greenberg Traurig, LLP from October 1997 to 2010.	3	Chairman, Board of Directors, Mednax, Inc.; Director of Intrexon Corp., Sears Holdings Corp., The St. Joe Co., and Watsco, Inc.

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served**	Principal Occupation(s) During Past 5 Years or Longer§	Number of Portfolios in Fund Complex Overseen by Director	Other Current Directorships Held by Director During Past 5 Years or Longer
Independent Directors^

Terry L. Baxter Age 69	Director	Mr. Baxter has served as a Director of the Company since May 19, 2008.	Chairman of the Board and CEO of Source One (retired); President of White Mountain Holdings (retired).	3	Director, Main Street America Group

Howard S. Frank Age 74	Director	Mr. Frank has served as a Director of the Company since May 7, 2007.	Chairman of the Board of Costa Crociere S.p.A. since 2014; Special Advisor to the CEO and to the Chairman of Carnival Corporation & plc. since 2013; Vice Chairman, Chief Operating Officer and Director, Carnival Corporation & plc. from 1989 to 2013.	3	Director, New World Symphony; Director, The St. Joe Co.

Steven J. Gilbert Age 67	Director	Mr. Gilbert has served as a Director of the Company since June 16, 2014.	Chairman, Gilbert Global Equity Partners, L.P. since 1998; Vice Chairman, MidOcean Equity Partners, L.P. since 2005; Co-Chairman, Birch Grove Capital since 2013; Senior Managing Director and Chairman, Sun Group (USA) from 2007 to 2009.	3	Chairman, CPM Holdings, Inc.; Director, MBIA, Inc.; Lead Independent Director, Empire State Realty Trust; Lead Independent Director, TRI Pointe Homes, Inc.; Director, Waterpik, Inc., and Trade Informatics, Inc.

Avivith Oppenheim, Esq. Age 64	Director	Ms. Oppenheim has served as a Director of the Company since December 15, 1999.	Attorney-at-Law.	3	None.

Leigh Walters, Esq. Age 68	Director	Mr. Walters has served as a Director of the Company since December 15, 1999.	Vice-President and Director, Valcor Engineering Corporation. Attorney-at-Law.	3	Director, Valcor Engineering Corporation

†	Unless otherwise indicated, the address of each Director of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
^	Independent Directors are not “interested persons” of the Company, as defined under the 1940 Act (“Independent Directors”).
*	Each of Mr. Berkowitz and Mr. Alvarez is an “interested person” of the Company, as defined under the 1940 Act, because of his affiliation with the Manager.
**	Each Director serves for an indefinite term. Each officer serves for an annual term and until his or her successor is elected and qualified.
§	The information reported includes the principal occupation during the last five years or longer for each Director and other information relating to the professional experiences, attributes, and skills relevant to each Director’s qualifications to serve as Director.

Officers of the Company

Name, Age & Address†	Position(s) Held with the Company	Term of Office & Length of Time Served*	Principal Occupation(s) During Past 5 Years
Fred Fraenkel Age 65	Vice President	Mr. Fraenkel has served as Vice President of the Company since January 2013.	President of Fairholme Capital Management, L.L.C. since January 2013; Chief Research Officer, Fairholme Capital Management, L.L.C. since October 2011; and Vice Chairman of Beacon Trust Company from 2008 to 2011.

Wayne Kellner Age 45	Treasurer	Mr. Kellner has served as Treasurer of the Company since March 2012.	Chief Operating Officer, Fairholme Capital Management, L.L.C. since June 2014; Chief Financial Officer, Fairholme Capital Management, L.L.C. since January 2012; Treasurer, Fairholme Capital Management, L.L.C. from January 2011 to December 2011; and Tax Principal, Rothstein Kass from 2006 to 2010.

Paul R. Thomson Age 58	Chief Compliance Officer and Secretary	Mr. Thomson has served as Chief Compliance Officer of the Company since April 2010 and has served as Secretary of the Company since June 2011. Mr. Thomson previously served as Chief Compliance Officer of the Company from November 2008 to January 2009.	Chief Compliance Officer, Fairholme Capital Management, L.L.C. since April 2010; and Chief Financial Officer, Fairholme Capital Management, L.L.C. from January 2008 to January 2012.

†	Unless otherwise indicated, the address of each officer of the Company is c/o Fairholme Capital Management, L.L.C., 4400 Biscayne Blvd., 9th Floor, Miami, FL 33137.
*	Each officer serves for an annual term and until his or her successor is elected and qualified.

Leadership Structure and the Board of Directors

The Board is responsible for overseeing the business affairs of the Company, including the business affairs of the Funds. The Board is composed of seven Directors currently, five of whom are not “interested persons” (as defined in the 1940 Act) of the Funds (the “Independent Directors”). In addition to four regularly scheduled meetings per year, the Independent Directors meet regularly in executive sessions among themselves and with Fund counsel to consider a variety of matters affecting the Funds. These sessions generally occur prior to, and following, scheduled Board meetings and at such other times as the Independent Directors may deem necessary. As discussed in further detail below, the Board has established three standing committees to assist the Board in performing its oversight responsibilities: the Audit Committee, the Nominating Committee, and the Proxy Voting Committee. The Board is responsible for overseeing the Manager and other service providers with respect to the services they provide to the Company and the Funds in accordance with the provisions of the 1940 Act and other applicable laws.

The Company’s By-Laws do not set forth any specific qualifications to serve as a Director. The Nominating Committee Charter (“Charter”) sets forth a number of factors the Nominating Committee will take into account in considering candidates for membership on the Board, including: (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director/trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the on-going functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board, and carry out his or her duties in the best interests of the Funds; and (vii) such other factors as the committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. In addition, in evaluating a candidate for nomination or election as a Director, the Nominating Committee will take into account the contribution that the candidate would be expected to make to the diverse mix of experience, qualifications, attributes, and skills that the Nominating Committee believes contributes to good governance for the Funds. With respect to evaluating candidates to serve as Independent Directors of the Board, the Charter states that the Board shall consider each candidate’s ability to qualify as an Independent Director for purposes of the 1940 Act and any other standards of independence that may be relevant to the Company. The Chairman of the Board is not an Independent Director. The Funds do not have a lead Independent Director. The Chairman’s role is to set the agenda at each Board meeting, preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Directors generally between meetings. The Chairman may also perform other such functions as may be determined by the Board.

Among the attributes or skills common to all Directors are their ability to review critically, evaluate, question, and discuss information provided to them, to interact effectively with the other Directors, the Manager, other service providers, counsel and the independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his or her duties effectively has been attained through the Director’s business, consulting, public service and/or academic positions, and through experience from service as a board member of the Funds, public companies or other organizations as set forth in the preceding Directors and Officers table. Each Director’s ability to perform his or her duties effectively also has been enhanced by his or her educational background, professional training, and/or other life experiences.

The Board’s leadership structure is appropriate in light of the characteristics and circumstances of the Company and the Funds, including factors such as the Funds’ investment strategy and style, the net assets of the Funds, the committee structure of the Company, and the management, distribution, and other service arrangements of the Funds. The current leadership structure permits the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among service providers, committees of Directors, and the full Board in a manner that enhances effective oversight. The Board believes that having a majority of Independent Directors is appropriate and in the best interest of the Funds, and that the Board leadership by Mr. Berkowitz provides the Board with valuable corporate and financial insights that assist the Board as a whole with the decision-making process. At the Board’s discretion, the leadership structure of the Board may be changed at any time, including in response to changes in circumstances or the characteristics of the Funds.

Risk Oversight

The Funds are subject to a number of risks, including investment, compliance, operational, and valuation risks. Day-to-day risk management functions are subsumed within the responsibilities of the Manager and the other service providers (depending on the nature of the risk) that conduct or carry out the Funds’ investment management and business affairs.

Risk oversight is part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities. The Board recognizes that it is not possible to identify all of the risks that may affect a

Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters concerning the Funds and their principal service providers. As part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of the service providers’ operations and the functions for which they are responsible. As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from the Manager, and the Funds’ administrator, Chief Compliance Officer, independent registered public accounting firm, and other providers, as appropriate, regarding risks faced by the Funds and relevant risk functions. The Board may, at any time and in its discretion, change the manner in which it conducts its risk oversight role.

Audit Committee

The Board has formed an Audit Committee to oversee the financial reporting of the Funds, nominate independent auditors to conduct audits of the Funds’ financial statements, and perform other related duties. The Audit Committee has adopted a charter to govern such activities. The Audit Committee met two times during the fiscal year ended November 30, 2014. The members of the Audit Committee are: Howard S. Frank (Chairperson), Terry L. Baxter, Steven J. Gilbert, Avivith Oppenheim and Leigh Walters.

Nominating Committee

The Board has formed a Nominating Committee (“Nominating Committee”). The Nominating Committee will recommend nominees to the Board for election and periodically review the composition of the Board. The Nominating Committee met once during the fiscal year ended November 30, 2014. The Nominating Committee does not consider nominees recommended by shareholders as candidates for Board membership. The members of the Nominating Committee are: Avivith Oppenheim (Chairperson), Terry L. Baxter, Howard S. Frank, Steven J. Gilbert and Leigh Walters.

Proxy Voting Committee

The Board has established a Proxy Voting Committee. The Proxy Voting Committee considers proxies involving potential conflicts of interest and requests for waivers of the proxy voting policy. The Proxy Voting Committee met once during the fiscal year ended November 30, 2014. The members of the Proxy Voting Committee are: Leigh Walters (Chairperson), Terry L. Baxter, Howard S. Frank, Steven J. Gilbert and Avivith Oppenheim.

Compensation

Each Director who is not an employee of the Manager receives an annual retainer of $100,000. The Chairman of the Audit Committee also receives an annual retainer of $100,000. All Directors are permitted reimbursement for any out-of-pocket expenses incurred in connection with attendance at meetings. Pursuant to its obligations to the Company under the Management Agreement, the Manager is responsible for paying compensation, if any, to each of the Company’s Directors who are entitled to receive compensation from the Company.

The table below sets forth the compensation paid to Directors by the Company during the fiscal year ended November 30, 2014:

	AGGREGATE COMPENSATION FROM THE FUNDS (PAID BY THE MANAGER)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS’ EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR
INTERESTED DIRECTORS
Cesar L. Alvarez	$100,000	-0-	-0-	$100,000
Bruce R. Berkowitz	-0-	-0-	-0-	-0-

	AGGREGATE COMPENSATION FROM THE FUNDS (PAID BY THE MANAGER)	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS’ EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION PAID TO DIRECTOR
INDEPENDENT DIRECTORS
Terry L. Baxter	$100,000	-0-	-0-	$100,000
Howard S. Frank	$200,000	-0-	-0-	$200,000
Steven J. Gilbert*	$50,000	-0-	-0-	$50,000
Avivith Oppenheim	$100,000	-0-	-0-	$100,000
Leigh Walters	$100,000	-0-	-0-	$100,000
*	Mr. Gilbert became a Director of the Company on June 16, 2014.

Director Ownership of Fund Shares and Other Information

As of December 31, 2014, the Directors beneficially owned equity securities in the Funds in the following amounts:

	DOLLAR RANGE OF SHARES HELD IN THE FAIRHOLME FUND	DOLLAR RANGE OF SHARES HELD IN THE INCOME FUND	DOLLAR RANGE OF SHARES HELD IN THE ALLOCATION FUND	AGGREGATE DOLLAR RANGE OF SHARES HELD IN ALL FUNDS OVERSEEN BY DIRECTOR
INTERESTED DIRECTORS
Cesar L. Alvarez	Over $100,000	none	none	Over $100,000
Bruce R. Berkowitz	Over $100,000	Over $100,000	Over $100,000	Over $100,000

INDEPENDENT DIRECTORS
Terry L. Baxter	Over $100,000	none	none	Over $100,000
Howard S. Frank[1]	Over $100,000	none	Over $100,000	Over $100,000
Steven J. Gilbert	none	none	none	none
Avivith Oppenheim	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Leigh Walters	Over $100,000	Over $100,000	Over $100,000	Over $100,000

[1]	As of December 31, 2014, Mr. Frank owned limited partnership interests in a private fund under common control with the Manager valued at $1,355,000 (0.36% of the class of interests).

As of February 27, 2015, the Officers and Directors of the Company (and their affiliates), as a group, owned approximately 6,055,000 shares or approximately 3.49% of The Fairholme Fund’s outstanding shares, approximately 644,000 shares or approximately 3.32% of The Income Fund’s outstanding shares, and approximately 9,132,000 shares or approximately 29.06% of The Allocation Fund’s outstanding shares.

CONTROL PERSONS AND SHAREHOLDERS OWNING OVER 5% OF FUND SHARES

As of February 27, 2015, the following persons owned 5% or more of The Fairholme Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF FAIRHOLME FUND SHARES OWNED	% OWNERSHIP OF TOTAL FAIRHOLME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	44,471,981	25.62%	Record

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4151	29,860,276	17.20%	Record

As of February 27, 2015, the following persons owned 5% or more of The Income Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF INCOME FUND SHARES OWNED	% OWNERSHIP OF TOTAL INCOME FUND SHARES	TYPE OF OWNERSHIP
National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	6,679,509	34.37%	Record

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4151	2,865,019	14.74%	Record

As of February 27, 2015, the following persons owned 5% or more of The Allocation Fund’s outstanding shares.

NAME OF SHAREHOLDER	NUMBER OF ALLOCATION FUND SHARES OWNED	% OWNERSHIP OF TOTAL ALLOCATION FUND SHARES	TYPE OF OWNERSHIP
National Financial Services LLC 499 Washington Blvd FL 5 Jersey City, NJ 07310-2010	17,090,101	53.32%	Record

Strafe & Co. PO Box 6924 Newark, DE 19714-6924	4,658,939*	14.54%	Record

Charles Schwab 101 Montgomery Street San Francisco, CA 94104-4151	4,199,723	13.10%	Record

*	The total number of The Allocation Fund shares owned by Strafe & Co. include shares indirectly beneficially owned by Bruce R. Berkowitz.

A shareholder who beneficially owns, directly or indirectly, more than 25% of a Fund’s voting securities may be deemed to “control” (as defined in the 1940 Act) the Fund.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of a Fund’s shares will be made at NAV per share. Each Fund calculates its NAV per share based on market prices or fair value of the Fund’s portfolio securities as of the close of regular trading on the New York Stock Exchange (“NYSE”) (currently 4:00 p.m., Eastern Time) on each business day the NYSE is open for business.

For purposes of computing the NAV of a share of a Fund, securities traded on securities exchanges are valued at the last quoted sales price or, in the absence of a sale, at the last bid price. Securities traded on NASDAQ shall be valued at the NASDAQ Official Closing Price. Securities not traded or dealt in upon any securities exchange for which OTC market quotations are readily available generally shall be valued at the last quoted sales price (if adequate trading volume is present) or, otherwise at the last bid price.

The ordinary pricing procedures used by each Fund to value its portfolio securities are described in greater detail in the Funds’ valuation procedures.

The value of a foreign security is ordinarily determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued at the last bid price.

When the Funds hold securities traded in foreign markets that are open when U.S. markets are closed, significant events, including company specific developments or broad foreign market moves may affect the value of foreign securities held by the Funds. Consequently, a Fund’s NAV may be affected during a period when shareholders are unable to purchase or redeem their shares in the Fund.

If, in the judgment of the Manager, the value of an asset as determined in accordance with the Funds’ ordinary pricing procedures does not represent the fair market value of the asset, the Manager shall make a determination of the fair value of the asset in accordance with the Funds’ valuation procedures. Assets that may be subject to fair value determination include assets for which market quotations are insufficient or not readily available; assets for which, in the judgment of the Manager, the prices or values available do not represent the fair value of the instrument; and assets determined to be illiquid. With respect to foreign securities in particular, the Manager may determine to fair value a foreign security in the event that price movements following the close of trading in the applicable foreign stock markets might call into question the availability (including the reliability) of the value of the security between the times at which the security’s value is determined and the close of the NYSE.

The Manager has established a valuation committee (the “Valuation Committee”), which is comprised of senior personnel of the Manager, to be responsible for: (i) approving all fair valuation determinations; (ii) approving all valuation methodologies; (iii) monitoring the continuing appropriateness of the valuation methodology used with respect to each asset; and (iv) recommending to the Board for its approval independent pricing agents of the type commonly used in the investment company industry to provide current market values and other prices. Any fair valuation determination made by the Manager, and any valuation methodology used by the Manager in making such determination, must be approved by the Valuation Committee and reviewed by the Board at its next regularly scheduled meeting following the Valuation Committee’s approval.

A Fund’s share price is calculated by dividing the value of the Fund’s assets (less any liabilities) by the total shares of the Fund outstanding. Fund liabilities include accrued expenses and dividends payable, and its total assets include the market value of the portfolio securities as well as income accrued but not yet received. Since a Fund generally does not charge sales fees, the NAV per share is the offering price for shares of the Fund. The price per share for a purchase order or redemption request is the NAV per share next determined after receipt of the order.

An example of how The Fairholme Fund calculated its total offering price per share as of November 30, 2014 is as follows:

The Fairholme Fund Total Net Assets divided by The Fairholme Fund Total Shares Outstanding	=	The Fairholme Fund NAV Per Share
$6,776,884,945 divided by 178,507,137	=	$37.96 Per Share

An example of how The Income Fund calculated its total offering price per share as of November 30, 2014 is as follows:

The Income Fund Total Net Assets divided by The Income Fund Total Shares Outstanding	=	The Income Fund NAV Per Share
$216,046,661 divided by 19,971,990	=	$10.82 Per Share

An example of how The Allocation Fund calculated its total offering price per share as of November 30, 2014 is as follows:

The Allocation Fund Total Net Assets divided by The Allocation Fund Total Shares Outstanding	=	The Allocation Fund NAV Per Share
$378,750,337 divided by 30,124,194	=	$12.57 Per Share

The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the NYSE is closed (other than customary weekend and holiday closings) or during which the SEC determines that trading thereon is restricted, or for any period during which an emergency (as determined by the SEC) exists as a result of which disposal by the Funds of securities owned by them is not reasonably practicable or as a result of which it is not reasonably practicable for the Funds fairly to determine the value of their net assets, or for such other periods as the SEC may by order permit for the protection of security holders of the Funds.

TAX INFORMATION

The information set forth in the Prospectus and the following discussion relate solely to U.S. federal income tax law and assumes that the Funds qualify to be taxed as a regulated investment company (as discussed below). Such information is only a summary of certain key federal income tax considerations and is based on current law. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or their shareholders. Investors are encouraged to consult their own tax advisors with respect to the specific tax consequences of being a shareholder in the Funds, including the effect and applicability of federal, state, local, and foreign tax laws to their own particular situations.

Qualification as a Regulated Investment Company. Each of the Funds intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, so as to be relieved of federal income tax on its capital gains and net investment income currently distributed to its shareholders. To qualify as a RIC, a Fund must, among other requirements, derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or other income derived with respect to its business of investing in such stock or securities, or net income derived from interests in certain publicly traded partnerships.

If for any tax year a Fund does not qualify as a RIC, all of its taxable income will be subject to tax at regular corporate rates without any deduction for dividends paid to shareholders, and the dividends will be taxable to shareholders as ordinary income to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. It is possible that a Fund will not qualify as a RIC in any given tax year.

If a Fund qualifies as a RIC and distributes at least 90% of its investment company taxable income (taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses), the Fund will not be subject to federal income tax on the investment company taxable income and net capital gain (the excess of net long-term capital gains over net short-term capital losses) distributed. However, the Fund would be subject to corporate income tax on any undistributed income other than tax-exempt income from municipal securities.

Each of the Funds intends to distribute to shareholders, at least annually, substantially all net investment income and any net capital gain. Distributions of net investment income and of any net realized capital gains are reinvested in additional shares of the Funds unless the shareholder has requested in writing to have them paid by check or other method, as set forth in the account application.

Excise Tax. Each of the Funds will avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year if it makes timely distributions to shareholders equal to the sum of (i) 98% of its ordinary income for such year, (ii) 98.2% of its capital gain net income for the twelve-month period ending on October 31 (or November 30 if elected by the Fund) of such year, and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by the Fund during such year. Each of the Funds intends to make sufficient distributions to avoid liability for the excise tax. A Fund may be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Taxation of the Non-Corporate Shareholder. Distributions of a Fund’s investment company taxable income are taxable to you as ordinary income. A portion of a Fund’s distributions may be treated as “qualified dividend income,” which may be taxable to individuals, trusts, and estates at the lower federal tax rates applicable to long-term capital gains. A distribution is treated as qualified dividend income to the extent that a Fund received dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met. To the extent a Fund’s distributions are attributable to other sources, such as interest or capital gains, the distributions are not treated as qualified dividend income.

Distributions of a Fund’s net short-term capital gains are taxable to you as ordinary income. Distributions of a Fund’s net long-term capital gains are taxable to you as long-term capital gains. Long-term is defined as securities held for more than one year at the time of the sale or exchange. Short-term is defined as securities held for one year or less at the time of sale or exchange.

Distributions that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital. A return of capital distribution reduces your tax basis in the shares and is treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of a Fund.

Taxable distributions generally are included in a shareholder’s gross income for the taxable year in which they are received. However, dividends declared in October, November, and December and made payable to shareholders of record in such month will be deemed to have been received on December 31st if paid by a Fund during the following January.

Distributions by a Fund will result in a reduction in the fair market value of the Fund’s shares. Should a distribution reduce the fair market value below a shareholder’s cost basis, such distribution would be taxable to the shareholder as ordinary income or as a long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of such shares includes the amount of any forthcoming distribution so that those investors may receive a return of investment upon distribution which will, nevertheless, be taxable to them.

A portion of a Fund’s income may qualify for the dividends-received deduction available to corporate shareholders to the extent that the Fund’s income is derived from qualifying dividends from domestic corporations. Because a Fund may earn other types of income, such as interest, income from securities loans, non-qualifying dividends, and short-term capital gains, the percentage of dividends from a Fund that qualifies for the deduction generally will be less than 100%. Each Fund will notify corporate shareholders annually of the percentage of the Fund’s dividends that qualifies for the dividends received deduction.

If a shareholder fails to furnish his/her social security or other taxpayer identification number or to certify properly that it is correct, a Fund may be required to withhold federal income tax at the rate of 28% (backup withholding) from dividend, capital gain, and redemption payments to him/her. Dividend and capital gain payments may also be subject to backup withholding if the shareholder fails to certify properly that he or she is not subject to backup withholding due to the under-reporting of certain income. Each Fund will send each shareholder a notice in January describing the tax status of dividends and capital gain distributions for the prior year.

In general, you will recognize a gain or loss on a sale or exchange of shares of a Fund in an amount equal to the difference between the amount of your net sales proceeds and your tax basis in the shares. All or a portion of any such loss may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or exchange. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss will be capital gain or loss if you held your Fund shares as capital assets. Any capital gain or loss will be treated as long-term capital gain or loss if you held the Fund shares for more than one year at the time of the sale or exchange. Any capital loss arising from the sale or exchange of shares held for one year or less is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares.

Foreign Taxes. Income received by a Fund from sources within foreign countries may be subject to foreign income taxes, including withholding taxes.

Capital Loss Carryforwards. Under the Regulated Investment Company Modernization Act of 2010, capital losses originating in taxable years beginning after December 22, 2010 (“post-enactment capital losses”) are carried forward indefinitely. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. Furthermore, post-enactment capital losses will retain their character as either short-term or long-term capital losses rather than being considered all short-term capital losses as under previous law.

At November 30, 2014, The Fairholme Fund, The Income Fund and The Allocation Fund had no net capital loss carryforwards for federal income tax purposes.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for each Fund are made by the Manager. In placing purchase and sale orders for portfolio securities for a Fund, it is the policy of the Manager to seek the best execution of orders at the most favorable price. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in the best execution at the most favorable price involves a number of considerations. The Manager considers a number of factors in selecting a broker-dealer to execute transactions (or series of transactions) and in determining the reasonableness of the broker-dealer’s compensation. These factors include: the size and difficulty of the order; the nature of the market for the security; and the range and quality of a broker’s services, including the broker’s execution capability, willingness to commit capital, creditworthiness and financial stability, clearance and settlement capability, ability to secure the best price for a transaction, and provision of research and brokerage services. The Manager will not consider the promotion and sale of shares of a Fund when selecting a broker-dealer to effect portfolio securities transactions on behalf of the Fund.

The Manager may purchase or sell portfolio securities on behalf of each Fund in agency or principal transactions. In agency transactions, the Fund generally pays brokerage commissions. In principal transactions, the Fund generally does not pay commissions. However, the price paid for the security may include an undisclosed commission or mark-up or selling concessions. The Manager normally purchases fixed-income securities on a net basis from primary market makers acting as principals for the securities. The Manager may purchase certain money market instruments directly from an issuer without paying commissions or discounts. Over-the-counter securities are generally purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In some instances, the Manager feels that better prices are available from non-principal market makers who are paid commissions directly.

For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, The Fairholme Fund paid brokerage commissions of $315,683, $993,049 and $2,906,948, respectively. For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, The Income Fund paid brokerage commissions of $20,980, $1,017 and $8,923, respectively. For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, The Allocation Fund paid brokerage commissions of $80,529, $152,267 and $46,212, respectively.

The Manager may combine transaction orders placed on behalf of each Fund with orders placed on behalf of any other advisory client, including any private fund, partnership or private account in which principals and employees of the Manager have an interest, for the purposes of seeking to obtain more favorable prices and better commissions. In allocating securities among clients, it is the Manager’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equivalent treatment. The standard allocation methods used by the Manager to allocate securities are described in greater detail in its allocation and aggregation procedures. Exceptions to the standard allocation procedures are permitted on a case-by-case basis when judged by the Manager to be fair and reasonable to the participating accounts. Since a Fund’s strategy may differ from those of other advisory clients, it is possible the Fund may not participate in certain aggregated trades or may purchase or sell securities not owned by other advisory clients, and advisory clients may purchase or own securities not purchased or owned by the Fund.

None of the Funds acquired any securities of a regular broker-dealer, or such broker-dealer’s parent, during the last fiscal year.

PERSONAL TRADING BY THE PORTFOLIO MANAGER AND OTHER INSIDERS

Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, the Funds and the Manager have adopted Codes of Ethics (“Codes”) restricting personal securities trading by certain persons who are affiliated with the Funds and/or the Manager. These Codes are on public file and are available from the SEC. While the Codes permit personal transactions by these persons in securities held or to be acquired by the Funds, under certain circumstances, the Codes prohibit and are designed to prevent fraudulent activity in connection with such personal transactions.

CUSTODIAN

The Bank of New York Mellon, located at One Wall Street, New York, NY 10286, is custodian for the securities and cash of the Funds. Under the Custody Agreement, the custodian holds the Funds’ portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”), 760 Moore Road, King of Prussia, Pennsylvania 19406, serves as Transfer Agent to the Funds pursuant to a Transfer Agency Services Agreement among the Company, the Manager (with respect to the compensation section only), and BNY Mellon.

Under the Transfer Agency Services Agreement, BNY Mellon provided customary services of a transfer agent and dividend-paying agent including: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders.

ADMINISTRATION AND ACCOUNTING SERVICES

BNY Mellon provides administration and accounting services to the Funds pursuant to an Administration and Accounting Services Agreement among the Funds, the Manager (with respect to the compensation section only), and BNY Mellon. Under the Administration and Accounting Services Agreement, BNY Mellon provides, among other things, the following services: portfolio accounting and valuation, expense accrual and payment, financial reporting, tax accounting, and assistance with compliance monitoring.

BNY Mellon receives an administration and accounting services fee calculated as a percentage of each Fund’s average daily net assets, which will be billed to the Manager on a monthly basis. For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, BNY Mellon received $178,167, $166,192 and $157,246, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Fairholme Fund. For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, BNY Mellon received $6,678, $7,462 and $9,259, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Income Fund. For the fiscal years ended November 30, 2014, November 30, 2013 and November 30, 2012, BNY Mellon received $8,674, $7,576 and $7,874, respectively, in fees pursuant to the Administration and Accounting Services Agreement with respect to The Allocation Fund.

BNY Mellon also provides state registration and filing services to the Funds pursuant to a State Filing Services Agreement among the Funds, the Manager (with respect to the compensation section only), and BNY Mellon. BNY Mellon receives a state filing services fee based upon the number of state securities notice filings. This fee is billed to the Manager on a monthly basis.

PRINCIPAL UNDERWRITER

Fairholme Distributors, LLC (the “Distributor”) serves as principal underwriter for the Funds pursuant to a Distribution Agreement (the “Distribution Agreement”) for the limited purpose of acting as statutory underwriter to facilitate the registration and distribution of shares of the Funds. Fairholme Distributors, LLC, is located at 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Under the Distribution Agreement dated April 1, 2012, the Distributor acts as an agent of the Funds in connection with the continuous offering of shares of the Funds. The Distributor continually distributes shares of the Funds on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Funds. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Funds. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Funds and/or the Manager, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor. These financial intermediaries may act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Funds.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Investors purchasing shares of the Funds through a financial intermediary should acquaint themselves with the financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by the financial intermediary. The Distributor does not receive compensation from the Funds for its distribution services. The Manager pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement provides that the Distributor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of its duties under the Distribution Agreement, or by reason of its reckless disregard of its obligations under the Distribution Agreement. The Distribution Agreement has an initial term of two years and thereafter will continue in effect with respect to each Fund for successive one-year periods, provided that such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the Directors who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Distribution Agreement is terminable without the payment of any penalty with respect to a particular Fund upon 60 days’ written notice by the Fund, by vote of a majority of the outstanding voting securities of the Fund or by the Distributor. The Distribution Agreement will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, 1700 Market Street, Philadelphia, PA 19103, serves as each Fund’s independent registered public accounting firm.

GENERAL INFORMATION

The Company’s Charter permits the Board to issue 1,100,000,000 shares of common stock, 700,000,000 shares of which have been classified as shares of common stock of The Fairholme Fund, 200,000,000 shares of which have been classified as shares of common stock of The Income Fund, and 200,000,000 shares of which have been classified as shares of common stock of The Allocation Fund. The Board has the power to designate one or more separate and distinct series and/or classes of shares of common stock and to classify or reclassify any unissued shares with respect to such series.

Shareholders of each Fund are entitled: to one vote per full share; to such distributions as may be declared by the Company’s Board out of funds legally available from the Fund; and upon liquidation, to participate ratably in the assets available for distribution from the Fund.

There are no conversion or sinking fund provisions applicable to the shares, and shareholders have no preemptive rights and may not cumulate their votes in the election of directors. The shares are redeemable and are fully transferable. All shares issued and sold by the Funds will be fully paid and non-assessable.

According to the law of Maryland under which the Company is incorporated and the Company’s By-laws, the Company is not required to hold an annual meeting of shareholders unless required under the 1940 Act. Accordingly, the Company does not intend to hold annual shareholder meetings unless required under the 1940 Act. Shareholders have the right to call a meeting of shareholders for the purpose of voting to remove directors. The Company will call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by record holders of at least 10% of a Fund’s outstanding shares.

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved proxy voting policies and procedures for the Company. A copy of the Company’s proxy voting policies and procedures is attached to this SAI as Appendix A. These procedures set forth guidelines and procedures for the voting of proxies relating to securities held by the Funds. Each Fund’s proxy voting records are maintained and are available for inspection. The Board is responsible for overseeing the implementation of the procedures. Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge upon request, by calling Shareholder Services at 1-866-202-2263; or by writing to the Company c/o BNY Mellon Investment Servicing (US) Inc., P.O. Box 9692, Providence, Rhode Island 02940-9692 and (ii) on the SEC’s website at http://www.sec.gov.

FINANCIAL STATEMENTS

The audited financial statements of each Fund for the fiscal year ended November 30, 2014, and the report of Deloitte & Touche LLP, each Fund’s independent registered public accounting firm, are incorporated herein by reference to the Annual Report. The Annual Report was filed on Form N-CSR with the SEC on February 6, 2015. The Annual Report is available without charge upon request by calling Shareholder Services at 1-866-202-2263, or by visiting the Company’s website at www.fairholmefunds.com.

APPENDIX A

FAIRHOLME FUNDS, INC. PROXY VOTING POLICY

A. INTRODUCTION

Fairholme Funds, Inc. (the “Company”) is registered with the Securities and Exchange Commission (the “Commission”) as an open-end management investment company under the Investment Company Act of 1940 (“1940 Act”). The Company is a series company, meaning that it can offer an indefinite number of series of Company shares (each such series a “Fund” and together the “Funds”). The Company currently offers shares of three Funds, but may offer shares of additional Funds in the future. This policy applies equally with respect to the Company’s currently existing Funds and any future Funds that may be offered by the Company.

The Board of Directors of the Company is responsible for overseeing the management and operation of the Company. The Board, consistent with its fiduciary duties and pursuant to applicable rules and regulations promulgated under the 1940 Act, has designed this proxy voting policy (the “Policy”) to reflect its commitment to vote proxies received by a Fund in a manner consistent with the best interests of the Fund and its shareholders. The Board has delegated to the Proxy Voting Officers (as defined below) the authority for voting proxies received by the Funds with respect to securities held in their portfolios. The Board has adopted the following proxy voting guidelines to assist the Proxy Voting Officers in exercising their delegated authority in voting proxies on behalf of each Fund.

B. KEY PROXY VOTING GUIDELINES

1. General Policies

All proxy solicitations should be reviewed on an issuer-by-issuer basis, and each item for which a vote is sought should be considered in the context of the issuer/portfolio company under review and the various economic impacts such item may have on a Fund’s stated investment objectives and strategies. The Proxy Voting Officers should give great weight to the views of the issuer’s management, and in most cases should vote for management’s recommendations unless it is apparent, after reasonable inquiry, that to vote in accordance with management recommendations would likely have a negative impact on a Fund’s shareholder value or conflict with the guidelines addressing management and corporate governance. In such cases, the Proxy Voting Officers may seek an independent analysis (e.g. from the Proxy Voting Committee or independent third party) of the impact that the proposed action will have on shareholder value and should vote such items in accordance with their good faith conclusions as to the course of action that will best benefit Fund shareholders. Proxy proposals presenting a conflict of interest between a Fund and certain individuals or entities identified below should be administered in accordance with the procedures set forth below under Section C.4.

2. Boards of Directors

Electing directors is one of the most important rights of stock ownership that portfolio company shareholders can exercise. The Board believes that directors of a portfolio company should act in the long-term interests of their shareholders and the company as a whole. Generally, when called upon by an issuer to vote for one or more directors, the Proxy Voting Officers should vote for director nominees that have expressed and/or demonstrated a commitment to the interest of the portfolio company’s shareholders. The Proxy Voting Officers should consider the following factors in determining how to vote proxies relating to director elections:

•

In re-electing incumbent directors, the long-term performance of the portfolio company relative to its peers shall be the key factor in determining the Proxy Voting Officers vote, on behalf of a Fund, to re-elect the director(s) of the portfolio company. The Proxy Voting Officers should vote against re-electing a director of a portfolio company if the company has had consistently poor performance relative to its peers in the industry unless the director(s) has/have taken or is/are attempting to take tangible steps to improve the company’s performance.

•

Whether the slate of director nominees promotes a majority of independent directors on the full board. The Board believes that it is in the best interest of all portfolio company shareholders to have, as a majority, directors that are independent of management.

•	A director nominee’s attendance at less than 75% of required meetings (frequent non-attendance at board meetings may be grounds for voting against re-election).

•

Existence of any prior SEC violations and/or other criminal offenses. The Proxy Voting Officers should vote against a director nominee who, to their knowledge, is the subject of SEC or other criminal enforcement actions.

The Board believes that it is in the best interests of Fund shareholders to have knowledgeable and experienced directors serving on a portfolio company’s board. To this end, the Board believes that portfolio companies should be allowed to establish director compensation packages that are designed to attract and retain such directors. When called upon to vote on director compensation proposals, the Proxy Voting Officers should consider whether such proposals are reasonable in relation to the portfolio company’s performance and resources, and are designed to attract qualified personnel yet do not overburden the portfolio company or result in a “windfall” to the directors. The Proxy Voting Officers should carefully consider proposals that seek to impose reasonable limits on director compensation.

In all other issues that may arise relating to directors, the Proxy Voting Officers should vote against any proposal that clearly benefits directors at the expense of portfolio company shareholders (excepting reasonable compensation to directors), and for all proposals that do not unreasonably abrogate the rights of shareholders. As previously stated, each issue will be analyzed on an item-by-item basis.

3. Corporate Governance

Corporate governance issues may include, but not limited to, the following: (i) corporate defenses, (ii) corporate restructuring proposals, (iii) proposals affecting the capital structure of a portfolio company, (iv) proposals regarding executive compensation, and (v) proposals regarding the independent auditors of the portfolio company. When called upon to vote on such items, the Proxy Voting Offices should consider, without limitation, the following factors:

i. Corporate Defenses. Although they should review each proposal on a case-by-case basis, the Proxy Voting Officers should generally vote against management proposals that (a) seek to insulate management from all threats of change in control, (b) provide the board with veto power against all takeover bids, (c) allow management or the board of the portfolio company to buy shares from particular shareholders at a premium at the expense of the majority of shareholders, or (d) allow management to increase or decrease the size of the board at its own discretion. The Proxy Voting Officers should only vote for proposals that do not unreasonably discriminate against a majority of shareholders, or greatly alter the balance of power between shareholders, on one side, and management and the board, on the other.

ii. Corporate Restructuring. These proposals may include mergers and acquisitions, spin-offs, asset sales, leveraged buy-outs and/or liquidations. In determining how to vote on these types of proposals, the Proxy Voting Officers should consider the following factors: (a) whether the proposed action represents the best means of enhancing shareholder value, (b) whether the portfolio company’s long-term prospects will be positively affected by the proposal, (c) how the proposed action will impact corporate governance and/or shareholder rights, (d) how the proposed deal was negotiated, (e) whether all shareholders receive equal/fair treatment under the terms of the proposed action, and/or (f) whether shareholders could realize greater value through alternative means.

iii. Capital Structure. Proposals affecting the capital structure of a portfolio company may have significant impact on shareholder value, particularly when they involve the issuance of additional stock. As such, the Proxy Voting Officers should vote for proposals to increase the authorized or outstanding stock of the company only when management provides persuasive business justification for the increase, such as to fund acquisitions, recapitalization or debt restructuring. The Proxy Voting Officers should vote against proposals that unreasonably dilute shareholder value or create classes of stock with unequal voting rights if, over time, it is believed that such action may lead to a concentration of voting power in the hands of few insiders.

iv. Executive Compensation. The Board believes portfolio company executives should be compensated at a reasonable rate and that companies should be free to offer attractive compensation packages that encourage high performance in executives because, over time, it will increase shareholder values. The Board also believes however, that executive compensation should, to some extent, be tied to the performance of the portfolio company. Therefore, the Proxy Voting Officers should vote for proposals that provide challenging performance objectives to portfolio company executives and which serve to motivate executives to better performance. The Proxy Voting Officers should vote against proposals that offer unreasonable benefits to portfolio company executives whose past performance has been less than satisfactory.

The Proxy Voting Officers should vote against shareholder proposals that summarily restrict executive compensation without regard to the portfolio company’s performance, and should generally vote for shareholder proposals that seek additional disclosures on executive compensation.

v. Independent Registered Public Accounting Firm. The engagement, retention and termination of a portfolio company’s independent auditors must be approved by the company’s audit committee, which typically includes only those independent directors who are not affiliated with or compensated by the company, except for directors’ fees. In reliance on the audit committee’s recommendation, the Proxy Voting Officers should generally vote for ratifying the employment or retention of a portfolio company’s independent auditors unless the Proxy Voting Officers are aware that the auditor is not independent or that the auditor has, in the past, rendered an opinion that was neither accurate nor indicative of the portfolio company’s financial position.

4. Shareholder Rights

State law provides shareholders of a portfolio company with various rights, including cumulative voting, appraisal rights, the ability to call special meetings, the ability to vote by written consent and the ability to amend the charter or bylaws of the company. When called upon to vote on such items, the Proxy Voting Officer should carefully analyze all proposals relating to shareholder rights and should vote against proposals that seek to eliminate existing shareholder rights or restrict the ability of shareholders to act in a reasonable manner to protect their interest in the company. In all cases, the Proxy Voting Officers should vote for proposals that best represent the long-term financial interest of Fund shareholders.

5. Social and Environmental Issues

When called upon to vote on items relating to social and environmental issues, the Proxy Voting Officers should consider the following factors:

•

Whether the proposal creates a stated position that could negatively affect the portfolio company’s reputation and/or operations, or leave it vulnerable to boycotts and other negative consumer responses;

•	The percentage of assets of the portfolio company that will be devoted to implementing the proposal;

•	Whether the issue is more properly dealt with through other means, such as through governmental action;

•	Whether the portfolio company has already dealt with the issue in some other appropriate way; and

•	What other companies have done in response to the issue.

While the Board generally supports shareholder proposals that seek to create good corporate citizenship, the Proxy Voting Officers should vote against proposals that would tie up a large percentage of the assets of the portfolio company. The Board believes that such proposals are inconsistent with its duty to seek long-term value for Fund shareholders. The Proxy Voting Officer should also evaluate all proposals seeking to bring to an end certain corporate actions to determine whether the proposals adversely affect the ability of the portfolio company to remain profitable. The Proxy Voting Officers should generally vote for proposals that enhance or do not negatively impact long-term shareholder values.

C. PROXY VOTING PROCEDURES

1. The Proxy Voting Officers

The Board has designated the President and Secretary of the Company (the “Proxy Voting Officers”) as the persons responsible for voting all proxies relating to securities held in each series (each, a “Fund”) of Fairholme Funds, Inc. (“Company”), subject to the authority of the Proxy Voting Committee (as defined herein) set forth in Section C.2 below. Either Proxy Voting Officer may act on behalf of a Fund (i.e., there is no requirement that both Proxy Voting Officers vote together). The Proxy Voting Officers may divide or determine responsibility for acting under this Policy in any manner they see fit. The Proxy Voting Officers shall take all reasonable efforts to monitor corporate actions, obtain all information sufficient to allow an informed vote on a pending matter, and ensure that all proxy votes are cast in a timely fashion and in a manner consistent with this Policy.

If a Proxy Voting Officer reasonably believes that it is in the best interest of a Fund to cast a particular proxy vote that is contrary to the Guidelines or determined in a manner contrary to the Procedures, the Proxy Officer should submit to the Proxy Voting Committee (as defined below) belief request for a waiver, providing sufficient information to support the waiver request. The Proxy Voting Officer shall proceed to vote the proxy in accordance with the decision of the Proxy Voting Committee.

In addition, if a Proxy Voting Officer reasonably believes that it is in the best interest of a Fund to abstain from voting on a particular proxy proposal, the Proxy Voting Officer shall make a record summarizing the reasons for such abstention and shall present such summary to the Board along with other reports required in Section C.4 below.

2. Proxy Voting Committee

The Board has formed a proxy voting committee (the “Proxy Voting Committee”), which is composed solely of the independent directors of the Company, to evaluate and determine (i) requests for waivers of this Policy and (ii) proxies involving potential conflicts of interest, as discussed in Section C.3 below.

3. Conflicts of Interest

The Proxy Voting Officers should monitor for any proxy presenting a potential conflict between the interests of a Fund, on the one hand, and the interests of a director or officer of the Company, the Fund’s investment adviser or distributor, or any affiliated person of the Fund, adviser or distributor (each, an “Affiliated Entity”), on the other hand. Potential conflicts of interest include situations where:

•	an Affiliated Entity promotes a proxy proposal or is deemed to be the beneficial owner of 10% or more of a class of the issuer’s securities to which the proxy relates;

•

an Affiliated Entity has a business or personal relationship with the participant of a proxy contest such as members of the issuer’s management or the soliciting shareholder(s), when such relationship is of such closeness and intimacy that it would reasonably be construed to be of such nature that it would negatively affect the judgment of the Affiliated Entity;

•	an Affiliated Entity provides brokerage, underwriting, insurance or banking or other services to the issuer whose management is soliciting proxies;

•	an Affiliated Entity or officer or director of the Company has a personal or business relationship with a candidate for directorship; or

•	an Affiliated Entity manages a pension plan or administers an employee benefit plan of the issuer, or intends to pursue an opportunity to do so.

If a proxy proposal involving a potential conflict of interest is addressed by a Guideline set forth above, the Proxy Voting Officers may vote the proposal in accordance with the Guideline or may seek from the Proxy Voting Committee a determination on how to vote the proposal.

If a proxy proposal involving a potential conflict of interest is not addressed by a Guideline, the Proxy Voting Officers should present the proposal to the Proxy Voting Committee for its analysis and determination on how to vote. In all such cases, the Proxy Voting Officers should submit to the Proxy Voting Committee information identifying the name of the Affiliated Entity whose interests are believed to conflict with the interests of the Fund, a brief description of the conflict, and any other information in the their possession that would enable the Proxy Voting Committee to make an informed decision on the matter. The Proxy Voting Committee may seek the recommendation or view of an independent third party with respect to any such matter. The Proxy Voting Officers shall vote the conflict proposal in accordance with the direction of the Proxy Voting Committee.

4. Report to the Board of Directors

The Proxy Voting Officers shall compile and present to the Board quarterly a report of all proxy solicitations received by each Fund, including for each proxy solicitation; (i) the name of the issuer; (ii) the exchange ticker symbol for the security; (iii) the CUSIP number; (iv) the shareholder meeting date; (v) a brief identification of the matter voted; (vi) whether the matter was proposed by the management or by a security holder; (vii) whether the Proxy Voting Officer cast his/her vote on the matter and if not, an explanation of why no vote was cast; (viii) how the vote was cast (i.e., for or against the proposal); (ix) whether the vote was cast for or against management; and (x) whether the vote was consistent with this Policy, and if inconsistent, an explanation of why the vote was cast in such manner.

5. Responding to a Shareholder’s Request for Proxy Voting Disclosure

The Company shall file with the Securities and Exchange Commission on Form N-PX, no later than August 31 of each year, the complete proxy voting record of each Fund for the twelve-month period ending June 30th of such year. A Funds’ proxy voting record is available (i) on the SEC’s website at http://www.sec.gov, and (ii) without charge, to shareholders of the Fund by calling the Company’s toll-free number as listed in its current Prospectus. The Company shall respond to all shareholder requests for records within three business days of such request by first-class mail or other means designed to ensure prompt delivery.

6. Record Keeping

In connection with this Policy, the Proxy Voting Officers shall maintain a record of the following:

•	Copies all proxy solicitations received by each Fund, including a brief summary of the name of the issuer, the exchange ticker symbol, the CUSIP number, and the shareholder meeting date;

•	a reconciliation of the proxy solicitations received and number of shares held by each Fund in the soliciting issuer;

•	the analysis undertaken to ensure that the vote cast is consistent with this Policy;

•	copies, if any, of any waiver request submitted to the Proxy Voting Committee along with the Proxy Voting Committee’s final determination relating thereto;

•	copies, if any, of all documents submitted to the Proxy Voting Committee relating to conflict of interest situations along with the Proxy Voting Committee’s final determinations relating thereto;

•	copies of any other documents created or used by the Proxy Voting Officer in determining how to vote the proxy;

•	copies of all votes cast;

•	copies of all quarterly summaries presented to the Board; and

•	copies of all shareholder requests for a Fund’s proxy voting record and responses thereto.

All records required to be maintained under the Policy shall be maintained in the manner and for such period as is consistent with other records required to be maintained by the Company pursuant to applicable rules and regulations promulgated under the 1940 Act.

FAIRHOLME FUNDS, INC.

PART C

OTHER INFORMATION

ITEM 28. EXHIBITS

(a)	ARTICLES OF INCORPORATION

	(1)	ARTICLES OF INCORPORATION — Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 30, 2011.

	(2)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(3)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 8 to the Registration Statement on Form N-1A, filed on March 28, 2006.

	(4)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-1A, filed on May 19, 2006.

	(5)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A, filed on March 29, 2007.

	(6)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(7)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(8)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

	(9)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 15 to the Registration Statement on Form N-1A, filed on January 23, 2009.

	(10)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement on Form N-1A, filed on December 18, 2009.

	(11)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on October 26, 2010.

	(12)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement on Form N-1A, filed on October 26, 2010.

	(13)	ARTICLES SUPPLEMENTARY — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

	(14)	CERTIFICATE OF CORRECTION — Incorporated by reference to Post-Effective Amendment No. 23 to the Registration Statement on Form N-1A, filed on March 30, 2011.

(b)	AMENDED AND RESTATED BY-LAWS — Incorporated by reference to Post-Effective Amendment No. 12 to the Registration Statement on Form N-1A, filed on March 26, 2008.

(c)	INSTRUMENTS DEFINING RIGHTS OF SHAREHOLDERS — None, See Articles of Incorporation.

(d)	(1)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Fund) — Incorporated by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-1A, filed on May 23, 2008.

	(2)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Focused Income Fund) — Incorporated by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A, filed on October 21, 2009.

	(3)	INVESTMENT MANAGEMENT AGREEMENT (Fairholme Allocation Fund) — Incorporated by reference to Post- Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(e)	(1)	DISTRIBUTION AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A, filed on January 29, 2013.

	(2)	STANDARD DEALER AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(f)	BONUS OR PROFIT SHARING CONTRACTS — None.

(g)	(1)	CUSTODIAN SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

	(2)	FOREIGN CUSTODY AGREEMENT DATED MAY 9, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

	(3)	AMENDMENT TO THE CUSTODIAN SERVICES AGREEMENT DATED NOVEMBER 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(h)	OTHER MATERIAL CONTRACTS

	(1)	(i) ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

(ii) EXHIBIT A TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

(iii) AMENDMENT TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED NOVEMBER 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

2

(iv) AMENDMENT TO THE ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT DATED MARCH 20, 2013 — Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 26, 2014.

(2) (i) TRANSFER AGENT SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-1A, filed on March 13, 2009.

(ii) EXHIBIT A TO THE TRANSFER AGENT SERVICES AGREEMENT — Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement on Form N-1A, filed on December 21, 2010.

(iii) AMENDMENT TO THE TRANSFER AGENCY SERVICES AGREEMENT DATED NOVEMBER 1, 2011 — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(3) POWER OF ATTORNEY for Howard Frank — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(4) POWER OF ATTORNEY for Avivith Oppenheim — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(5) POWER OF ATTORNEY for Leigh Walters — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(6) POWER OF ATTORNEY for Cesar Alvarez — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(7) POWER OF ATTORNEY for Terry Baxter — Incorporated by reference to Post-Effective Amendment No. 25 to the Registration Statement on Form N-1A, filed on March 29, 2012.

(8) POWER OF ATTORNEY for Steven J. Gilbert — Filed herewith.

(i)	LEGAL OPINION & CONSENT — Filed herewith.

(j)	CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM — Filed herewith.

(k)	OMITTED FINANCIAL STATEMENTS — Not applicable.

(l)	INITIAL CAPITAL AGREEMENTS — Incorporated by reference to Pre-Effective Amendment No. 2 to Original Registration Statement on Form N-1A, filed on December 29, 1999.

(m)	RULE 12b-1 PLAN — Not Applicable.

(n)	RULE 18f-3 PLAN — Not Applicable.

(o)	RESERVED.

(p)	CODES OF ETHICS.

3

(1)	AMENDED CODE OF ETHICS FOR THE COMPANY DATED AUGUST 2, 2013 — Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 26, 2014.

(2)	AMENDED CODE OF ETHICS FOR THE MANAGER DATED AUGUST 2, 2013 — Incorporated by reference to Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A, filed on March 26, 2014.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

There are no persons controlled by or under common control with the Registrant.

ITEM 30.	INDEMNIFICATION

(a) General. The Articles of Incorporation of Fairholme Funds, Inc. (the “Company”) provide that, to the fullest extent permitted by Maryland and federal statutory and decisional law, as amended or interpreted, no director or officer of the Company shall be personally liable to the Company or the holders of shares for money damages for breach of fiduciary duty as a director and each director and officer shall be indemnified by the Company; provided, however, that nothing herein shall be deemed to protect any director or officer of the Company against any liability to the Company or the holders of shares to which such director or officer would otherwise be subject by reason of breach of the director’s or officer’s duty of loyalty to the Company or its stockholders, for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law or for any transaction from which the director derived any improper personal benefit.

Article VI of the By-Laws of the Company provides that the Company shall indemnify to the fullest extent required or permitted under Maryland law or the Investment Company Act of 1940, as amended (the “1940 Act”) as either may be amended from time to time, any individual who is a director or officer of the Company and who, by reason of his or he position was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter collectively referred to as a Proceeding) against judgments, penalties, fines, settlements and reasonable expenses actually incurred by such director or officer in connection with such Proceeding, to the fullest extent that such indemnification may be lawful under Maryland law or the 1940 Act.

(b) Disabling Conduct. No director or officer shall be protected against any liability to the Company or its shareholders if such director or officer would be subject to such liability by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (such conduct hereinafter referred to as Disabling Conduct).

Article 2-418 of the General Corporation Laws of Maryland provides that no indemnification of a director or officer may be made unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the director or officer to be indemnified was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the director or officer to be indemnified was not liable by reason of Disabling Conduct, which determination shall be made by: (i) the board of directors by a majority vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of one or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate; (ii) special legal counsel selected by the board of directors or a committee of the board by vote as set forth in subparagraph (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefore and the committee cannot be established, by a majority vote of the full board in which directors who are parties may participate; or (iii) the stockholders.

(c) Standard of Conduct. The Company may not indemnify any director if it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the Proceeding and (i) was committed in bad faith or (ii) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal

4

benefit; or (3) in the case of a criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. No indemnification may be made under Maryland law unless authorized for a specific proceeding after a determination has been made, in accordance with Maryland law, that indemnification is permissible in the circumstances because the requisite standard of conduct has been met.

(d) Required Indemnification. A director or officer who is successful, on the merits or otherwise, in the defense of any Proceeding shall be indemnified against reasonable expenses incurred by the director or officer in connection with the Proceeding. In addition, under Maryland law, a court of appropriate jurisdiction may order indemnification under certain circumstances.

(e) Advance Payment. The Company may pay any reasonable expenses so incurred by any director or officer in defending a Proceeding in advance of the final disposition thereof to the fullest extent permissible under Maryland law. Such advance payment of expenses shall be made only upon the undertaking by such director or officer to repay the advance unless it is ultimately determined that such director or officer is entitled to indemnification, and only if one of the following conditions is met: (1) the director or officer to be indemnified provides a security for his undertaking; (2) the Company shall be insured against losses arising by reason of any lawful advances; or (3) there is a determination, based on a review of readily available facts, that there is reason to believe that the director or officer to be indemnified ultimately will be entitled to indemnification, which determination shall be made by: (i) a majority of a quorum of directors, none of whom is an “interested person” of the Company, as defined in Section 2(a)(19) of the 1940 Act, or a party to the Proceeding; or (ii) an independent legal counsel in a written opinion.

(f) Insurance. To the fullest extent permitted by Maryland law and Section 17(h) of the 1940 Act, the Company may purchase and maintain insurance on behalf of any officer or director of the Company, against any liability asserted against him or her and incurred by him or her in and arising out of his or her position, whether or not the Company would have the power to indemnify him or her against such liability.

ITEM 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

None.

ITEM 32.	PRINCIPAL UNDERWRITER

(a)	None.

(b)	The following are the Officers and Managers of Fairholme Distributors, LLC (the “Distributor”).

Name	Principal Business Address	Positions and Offices with the Distributor	Positions and Offices with the Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100 Portland, ME 04101	President	None

Richard J. Berthy	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President, Treasurer and Manager	None

Susan K. Moscaritolo	899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312	Vice President and Chief Compliance Officer	None

Lisa S. Clifford	Three Canal Plaza, Suite 100 Portland, ME 04101	Vice President and Managing Director of Compliance	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100 Portland, ME 04101	Secretary	None

Paula R. Watson	Three Canal Plaza, Suite 100 Portland, ME 04101	Assistant Secretary	None

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The books and records required to be maintained by Section 31(a) of the 1940 Act are maintained in the following locations:

Records Relating to:	Are located at:
Administration and Accounting Services and Transfer Agency Services	BNY Mellon Investment Servicing (US) Inc. 760 Moore Road King of Prussia, PA 19406

Investment Advisory Services	Fairholme Capital Management, L.L.C. 4400 Biscayne Blvd. Miami, FL 33137

Custody Services	The Bank of New York Mellon One Wall Street New York, NY 10286

Distribution of Fund Shares	Fairholme Distributors, LLC 899 Cassatt Road 400 Berwyn Park, Suite 110 Berwyn, PA 19312

ITEM 34. MANAGEMENT SERVICES

None

ITEM 35. UNDERTAKINGS

None

6

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the 1933 Act and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Miami and State of Florida, on the 25th day of March, 2015.

FAIRHOLME FUNDS, INC.

/s/Bruce R. Berkowitz
By:	BRUCE R. BERKOWITZ
President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

Name	Title	Date

/s/Bruce R. Berkowitz Bruce R. Berkowitz	President & Director	March 25, 2015

/s/Wayne Kellner Wayne Kellner	Treasurer	March 25, 2015

/s/Howard S. Frank * Howard S. Frank	Director	March 25, 2015

/s/Avivith Oppenheim, Esq.* Avivith Oppenheim, Esq.	Director	March 25, 2015

/s/Leigh Walters, Esq.* Leigh Walters, Esq.	Director	March 25, 2015

/s/Terry L. Baxter* Terry L. Baxter	Director	March 25, 2015

/s/Cesar L. Alvarez* Cesar L. Alvarez	Director	March 25, 2015

/s/Steven J. Gilbert* Steven J. Gilbert	Director	March 25, 2015

* By	/s/Bruce R. Berkowitz Bruce R. Berkowitz Attorney-in-Fact (pursuant to powers of attorney previously filed with the Securities and Exchange Commission)

SCHEDULE OF EXHIBITS TO FORM N-1A

Fairholme Funds, Inc.

Exhibit Number	Exhibit

Ex.28(h)(8)	Power of Attorney for Steven J. Gilbert

Ex.28(i)	Legal Opinion and Consent

Ex.28(j)	Consent of Independent Registered Public Accounting Firm